Exhibit 4.2

INVESTORS’ RIGHTS AGREEMENT

THIS INVESTORS’ RIGHTS AGREEMENT (this “Agreement”) is made as of August 29, 2023, by and among LB Pharmaceuticals Inc., a Delaware corporation (the “Company”), and each of the investors listed on Schedule A hereto, each of which is referred to in this Agreement as an “Investor”.

RECITALS

WHEREAS, certain of the Investors signatory hereto (the “Existing Investors”) hold shares of Series A Preferred Stock, shares of Series B Preferred Stock (each as defined below), and/or warrants to purchase shares of Common Stock (each, an “Existing Investor Warrant”), and possess certain registration rights, information rights, and/or inspection rights pursuant to Sections 5.10, 5.12, 5.13, and Exhibit A of a Subscription Agreement for such shares of Series A Preferred Stock and Existing Investor Warrant(s) (each, a “Series A Subscription Agreement”) or Sections 5.9, 5.11, 5.12, and Exhibit D of a Subscription Agreement for such shares of Series B Preferred Stock and Existing Investor Warrant(s) (each, a “Series B Subscription Agreement”), as applicable (such registration, information, and inspection rights, collectively, the “Prior Registration/Information Rights”); and

WHEREAS, the Existing Investors are holders of a majority of the total outstanding shares of Series A Preferred Stock that were purchased pursuant to the Series A Subscription Agreements and holders of a majority of the total outstanding shares of Series B Preferred Stock that were purchased pursuant to the Series B Subscription Agreements, and they desire to terminate the Prior Registration/Information Rights of all holders of shares of Series A Preferred Stock, shares of Series B Preferred Stock, and Existing Investor Warrants in accordance with Section 6.2 of the Series A Subscription Agreements and Section 6.2 of the Series B Subscription Agreements, and to accept the rights created pursuant to this Agreement in lieu of the Prior Registration/Information Rights; and

WHEREAS, certain of the Investors are parties to that certain Series C Preferred Stock Purchase Agreement of even date herewith by and among the Company and such Investors (the “Purchase Agreement”), under which certain of the Company’s and such Investors’ obligations are conditioned upon the execution and delivery of this Agreement by such Investors, the requisite Existing Investors, and the Company;

NOW, THEREFORE, the Existing Investors hereby agree that the Prior Registration/Information Rights of all holders of shares of Series A Preferred Stock, shares of Series B Preferred Stock, and Existing Investor Warrants are hereby terminated, and the parties to this Agreement further agree as follows:

1. Definitions. For purposes of this Agreement:

1.1 “Affiliate” means, with respect to any specified Person, any other Person who, directly or indirectly, controls, is controlled by, or is under common control with such Person, including, without limitation, any general partner, managing member, officer, director or trustee of such Person, or any venture capital fund or other investment fund now or hereafter existing that is controlled by one (1) or more general partners, managing members or investment adviser of, or shares the same management company or investment adviser with, such Person.

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1.2 “Board of Directors” means the board of directors of the Company.

1.3 “Certificate of Incorporation” means the Company’s Fourth Amended and Restated Certificate of Incorporation, as amended and/or restated from time to time.

1.4 “Common Stock” means shares of the Company’s common stock, par value $0.0001 per share.

1.5 “Competitor” means a Person engaged, directly or indirectly (including through any partnership, limited liability company, corporation, joint venture or similar arrangement (whether now existing or formed hereafter)), in the development of a drug therapy to treat schizophrenia, but shall not include (i) any Major Investor described in clause (a) of that defined term or (ii) any financial investment firm or collective investment vehicle that, together with its Affiliates, holds less than twenty percent (20)% of the outstanding equity of any Competitor and does not, nor do any of its Affiliates, have a right to designate any members of the board of directors of any Competitor.

1.6 “Damages” means any loss, damage, claim or liability (joint or several) to which a party hereto may become subject under the Securities Act, the Exchange Act, or other federal or state law, insofar as such loss, damage, claim or liability (or any action in respect thereof) arises out of or is based upon: (i) any untrue statement or alleged untrue statement of a material fact contained in any registration statement of the Company, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto; (ii) an omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; or (iii) any violation or alleged violation by the indemnifying party (or any of its agents or Affiliates) of the Securities Act, the Exchange Act, any state securities law, or any rule or regulation promulgated under the Securities Act, the Exchange Act, or any state securities law.

1.7 “Derivative Securities” means any securities or rights convertible into, or exercisable or exchangeable for (in each case, directly or indirectly), Common Stock, including options and warrants.

1.8 “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

1.9 “Excluded Registration” means (i) a registration relating to the sale or grant of securities to employees of the Company or a subsidiary pursuant to a stock option, stock purchase, equity incentive or similar plan; (ii) a registration relating to an SEC Rule 145 transaction; (iii) a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities; or (iv) a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities that are also being registered.

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1.10 “FOIA Party” means a Person that, in the reasonable determination of the Board of Directors, may be subject to, and thereby required to disclose non-public information furnished by or relating to the Company under, the Freedom of Information Act, 5 U.S.C. 552 (“FOIA”), any state public records access law, any state or other jurisdiction’s laws similar in intent or effect to FOIA, or any other similar statutory or regulatory requirement.

1.11 “Form S-1” means such form under the Securities Act as in effect on the date hereof or any successor registration form under the Securities Act subsequently adopted by the SEC.

1.12 “Form S-3” means such form under the Securities Act as in effect on the date hereof or any registration form under the Securities Act subsequently adopted by the SEC that permits forward incorporation of substantial information by reference to other documents filed by the Company with the SEC.

1.13 “GAAP” means generally accepted accounting principles in the United States as in effect from time to time.

1.14 “Holder” means any holder of Registrable Securities who is a party to this Agreement.

1.15 “Immediate Family Member” means a child, stepchild, grandchild, parent, stepparent, grandparent, spouse, life partner or similar statutorily-recognized domestic partner, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships of a natural person referred to herein.

1.16 “Initiating Holders” means, collectively, Holders who properly initiate a registration request under this Agreement.

1.17 “IPO” means the Company’s first underwritten public offering of its Common Stock under the Securities Act.

1.18 “Major Investor” means (a) each of Deep Track Biotechnology Master Fund, Ltd. (“Deep Track Capital”), Vida Ventures III, L.P. and Vida Ventures III-A, L.P. (collectively, “Vida”), Pontifax (Israel) VI Limited Partnership, Pontifax (Cayman) VI Limited Partnership, and TCG Crossover Fund II, L.P., for so long as such Investor, individually or together with such Investor’s Affiliates, continues to hold at least forty percent (40%) of the shares of Series C Preferred Stock that it purchased pursuant to the Purchase Agreement (or the shares of Common Stock issuable upon conversion thereof), and (b) any other Investor that, individually or together with such Investor’s Affiliates, holds at least 725,000 shares of Registrable Securities (as adjusted for any stock split, stock dividend, combination, or other recapitalization or reclassification effected after the date hereof); provided that no Defaulting Purchaser (as defined in the Purchase Agreement) shall be a Major Investor.

1.19 “New Securities” means, collectively, equity securities of the Company, whether or not currently authorized, as well as rights, options, or warrants to purchase such equity securities, or securities of any type whatsoever that are, or may become, convertible or exchangeable into or exercisable for such equity securities.

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1.20 “Person” means any individual, corporation, partnership, trust, limited liability company, association or other entity.

1.21 “Preferred Director” means any director of the Company that the holders of record of the Series C Preferred Stock are entitled to elect, exclusively and as a separate class, pursuant to the Certificate of Incorporation.

1.22 “Preferred Stock” means, collectively, shares of the Company’s Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock.

1.23 “Registrable Securities” means (i) the Common Stock issuable or issued upon conversion of the Series A Preferred Stock, Series B Preferred Stock, and Series C Preferred Stock; (ii) any Common Stock issued or issuable (directly or indirectly) upon exercise of any Existing Investor Warrant; (iii) any Common Stock, or any Common Stock issued or issuable (directly or indirectly) upon conversion and/or exercise of any other securities of the Company, acquired by the Investors after the date hereof; and (iv) any Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right, or other security that is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the shares referenced above; excluding in all cases, however, any Registrable Securities sold by a Person in a transaction in which the applicable rights under this Agreement are not assigned pursuant to Section 6.1, and excluding for purposes of Section 2 any shares for which registration rights have terminated pursuant to Section 2.13 of this Agreement; provided that notwithstanding anything herein to the contrary, “Registrable Securities” does not include any Common Stock issued upon conversion of the Series C Preferred Stock pursuant to the “Special Mandatory Conversion” provisions of the Certificate of Incorporation (the “Special Mandatory Conversion Shares”) or any Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right, or other security that is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, any Special Mandatory Conversion Shares.

1.24 “Registrable Securities then outstanding” means the number of shares determined by adding the number of shares of outstanding Common Stock that are Registrable Securities and the number of shares of Common Stock issuable (directly or indirectly) pursuant to then exercisable and/or convertible securities that are Registrable Securities.

1.25 “Restricted Securities” means the securities of the Company required to be notated with the legend set forth in Section 2.12(b) hereof.

1.26 “SEC” means the Securities and Exchange Commission.

1.27 “SEC Rule 144” means Rule 144 promulgated by the SEC under the Securities Act.

1.28 “SEC Rule 145” means Rule 145 promulgated by the SEC under the Securities Act.

1.29 “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

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1.30 “Selling Expenses” means all underwriting discounts, selling commissions, and stock transfer taxes applicable to the sale of Registrable Securities, and fees and disbursements of counsel for any Holder, except for the fees and disbursements of the Selling Holder Counsel borne and paid by the Company as provided in Section 2.6.

1.31 “Series A Preferred Stock” means shares of the Company’s Series A Preferred Stock, par value $0.0001 per share.

1.32 “Series B Preferred Stock” means shares of the Company’s Series B Preferred Stock, par value $0.0001 per share.

1.33 “Series C Preferred Stock” means shares of the Company’s Series C Preferred Stock, par value $0.0001 per share.

2. Registration Rights. The Company covenants and agrees as follows:

2.1 Demand Registration.

(a) Form S-1 Demand. If at any time after one hundred eighty (180) days after the effective date of the registration statement for the IPO, the Company receives a request from Holders of sixty percent (60%) of the Registrable Securities then outstanding (but excluding for purposes of calculating such percentage all Common Stock issuable or issued upon conversion of the Series A Preferred Stock and Series B Preferred Stock) that the Company file a Form S-1 registration statement with respect to such portion of the Registrable Securities then outstanding having an anticipated aggregate offering price, net of Selling Expenses, that would equal or exceed $15,000,000, then the Company shall: (x) within ten (10) days after the date such request is given, give notice thereof (the “Demand Notice”) to all Holders other than the Initiating Holders; and (y) as soon as practicable, and in any event within sixty (60) days after the date such request is given by the Initiating Holders, file a Form S-1 registration statement under the Securities Act covering all Registrable Securities that the Initiating Holders requested to be registered and any additional Registrable Securities requested to be included in such registration by any other Holders, as specified by notice given by each such Holder to the Company within twenty (20) days of the date the Demand Notice is given, and in each case, subject to the limitations of Sections 2.1(c) and 2.3.

(b) Form S-3 Demand. If at any time when it is eligible to use a Form S-3 registration statement, the Company receives a request from Holders of Registrable Securities then outstanding that the Company file a Form S-3 registration statement with respect to outstanding Registrable Securities of such Holders having an anticipated aggregate offering price, net of Selling Expenses, of at least $3,000,000, then the Company shall (i) within ten (10) days after the date such request is given, give a Demand Notice to all Holders other than the Initiating Holders; and (ii) as soon as practicable, and in any event within forty-five (45) days after the date such request is given by the Initiating Holders, file a Form S-3 registration statement under the Securities Act covering all Registrable Securities requested to be included in such registration by any other Holders, as specified by notice given by each such Holder to the Company within twenty (20) days of the date the Demand Notice is given, and in each case, subject to the limitations of Sections 2.1(c) and 2.3.

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(c) Notwithstanding the foregoing obligations, if the Company furnishes to Holders requesting a registration pursuant to this Section 2.1 a certificate signed by the Company’s chief executive officer stating that in the good faith judgment of the Board of Directors it would be materially detrimental to the Company and its stockholders for such registration statement to either become effective or remain effective for as long as such registration statement otherwise would be required to remain effective, because such action would (i) materially interfere with a significant acquisition, corporate reorganization, or other similar transaction involving the Company; (ii) require premature disclosure of material information that the Company has a bona fide business purpose for preserving as confidential; or (iii) render the Company unable to comply with requirements under the Securities Act or Exchange Act, then the Company shall have the right to defer taking action with respect to such filing, and any time periods with respect to filing or effectiveness thereof shall be tolled correspondingly, for a period of not more than one hundred twenty (120) days after the request of the Initiating Holders is given; provided, however, that the Company may not invoke this right more than once in any twelve (12) month period.

(d) The Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to Section 2.1(a), (i) during the period that is sixty (60) days before the Company’s good faith estimate of the date of filing of, and ending on a date that is one hundred eighty (180) days after the effective date of, a Company-initiated registration, provided that the Company is actively employing in good faith commercially reasonable efforts to cause such registration statement to become effective; (ii) after the Company has effected one (1) registration pursuant to Section 2.1(a); or (iii) if the Initiating Holders propose to dispose of shares of Registrable Securities that may be immediately registered on Form S-3 pursuant to a request made pursuant to Section 2.1(b). The Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to Section 2.1(b), (i) during the period that is thirty (30) days before the Company’s good faith estimate of the date of filing of, and ending on a date that is ninety (90) days after the effective date of, a Company-initiated registration, provided that the Company is actively employing in good faith commercially reasonable efforts to cause such registration statement to become effective; or (ii) if the Company has effected two (2) registrations pursuant to Section 2.1(b) within the twelve (12) month period immediately preceding the date of such request. A registration shall not be counted as “effected” for purposes of this Section 2.1(d) until such time as the applicable registration statement has been declared effective by the SEC, unless the Initiating Holders withdraw their request for such registration, elect not to pay the registration expenses therefor, and forfeit their right to one demand registration statement pursuant to Section 2.6, in which case such withdrawn registration statement shall be counted as “effected” for purposes of this Section 2.1(d); provided, that if such withdrawal is during a period the Company has deferred taking action pursuant to Section 2.1(c), then the Initiating Holders may withdraw their request for registration and such registration will not be counted as “effected” for purposes of this Section 2.1(d).

2.2 Company Registration. If the Company proposes to register (including for this purpose a registration effected by the Company for stockholders other than the Holders) any of its Common Stock under the Securities Act in connection with the public offering of such securities solely for cash (other than in an Excluded Registration or the IPO), the Company shall, at such time, promptly give each Holder notice of such registration. Upon the request of each Holder given within twenty (20) days after such notice is given by the Company, the Company shall, subject to the provisions of Section 2.3, cause to be registered all of the Registrable Securities that each such

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Holder has requested to be included in such registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 2.2 before the effective date of such registration, whether or not any Holder has elected to include Registrable Securities in such registration. The expenses (other than Selling Expenses) of such withdrawn registration shall be borne by the Company in accordance with Section 2.6.

2.3 Underwriting Requirements.

(a) If, pursuant to Section 2.1, the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to Section 2.1, and the Company shall include such information in the Demand Notice. The underwriter(s) will be selected by the Company and shall be reasonably acceptable to a majority in interest of the Initiating Holders. In such event, the right of any Holder to include such Holder’s Registrable Securities in such registration shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in Section 2.4(e)) enter into an underwriting agreement in customary form with the underwriter(s) selected for such underwriting. Notwithstanding any other provision of this Section 2.3, if the managing underwriter(s) advise(s) the Initiating Holders in writing that marketing factors require a limitation on the number of shares to be underwritten, then the Initiating Holders shall so advise all Holders of Registrable Securities that otherwise would be underwritten pursuant hereto, and the number of Registrable Securities that may be included in the underwriting shall be allocated among such Holders of Registrable Securities, including the Initiating Holders, in proportion (as nearly as practicable) to the number of Registrable Securities owned by each Holder or in such other proportion as shall mutually be agreed to by all such selling Holders; provided, however, that the number of Registrable Securities held by the Holders to be included in such underwriting shall not be reduced unless all other securities are first entirely excluded from the underwriting. To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any Holder to the nearest one hundred (100) shares.

(b) In connection with any offering involving an underwriting of shares of the Company’s capital stock pursuant to Section 2.2, the Company shall not be required to include any of the Holders’ Registrable Securities in such underwriting unless the Holders accept the terms of the underwriting as agreed upon between the Company and its underwriters, and then only in such quantity as the underwriters in their sole discretion determine will not jeopardize the success of the offering by the Company. If the total number of securities, including Registrable Securities, requested by stockholders to be included in such offering exceeds the number of securities to be sold (other than by the Company) that the underwriters in their reasonable discretion determine is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters and the Company in their sole discretion determine will not jeopardize the success of the offering. If the underwriters determine that less than all of the Registrable Securities requested to be registered can be included in such offering, then the Registrable Securities that are included in such offering shall be allocated among the selling Holders in proportion (as nearly as practicable to) the number of Registrable Securities owned by each selling Holder or in such other proportions

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as shall mutually be agreed to by all such selling Holders. To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any Holder to the nearest one hundred (100) shares. Notwithstanding the foregoing, in no event shall (i) the number of Registrable Securities included in the offering be reduced unless all other securities (other than securities to be sold by the Company) are first entirely excluded from the offering, or (ii) the number of Registrable Securities included in the offering be reduced below thirty percent (30%) of the total number of securities included in such offering, unless such offering is the IPO, in which case the selling Holders may be excluded further if the underwriters make the determination described above and no other stockholder’s securities are included in such offering. For purposes of the provision in this Section 2.3(b) concerning apportionment, for any selling Holder that is a partnership, limited liability company, or corporation, the partners, members, retired partners, retired members, stockholders, and Affiliates of such Holder, or the estates and Immediate Family Members of any such partners, retired partners, members, and retired members and any trusts for the benefit of any of the foregoing Persons, shall be deemed to be a single “selling Holder,” and any pro rata reduction with respect to such “selling Holder” shall be based upon the aggregate number of Registrable Securities owned by all Persons included in such “selling Holder,” as defined in this sentence.

(c) For purposes of Section 2.1, a registration shall not be counted as “effected” if, as a result of an exercise of the underwriter’s cutback provisions in Section 2.3(a), fewer than fifty percent (50%) of the total number of Registrable Securities that Holders have requested to be included in such registration statement are actually included.

2.4 Obligations of the Company. Whenever required under this Section 2 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

(a) prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its commercially reasonable efforts to cause such registration statement to become effective and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for a period of up to one hundred twenty (120) days or, if earlier, until the distribution contemplated in the registration statement has been completed; provided, however, that such one hundred twenty (120) day period shall be extended for a period of time equal to the period the Holder refrains, at the request of an underwriter of Common Stock (or other securities) of the Company, from selling any securities included in such registration;

(b) prepare and file with the SEC such amendments and supplements to such registration statement, and the prospectus used in connection with such registration statement, as may be necessary to comply with the Securities Act in order to enable the disposition of all securities covered by such registration statement;

(c) furnish to the selling Holders such numbers of copies of a prospectus, including a preliminary prospectus, as required by the Securities Act, and such other documents as the Holders may reasonably request in order to facilitate their disposition of their Registrable Securities;

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(d) use its commercially reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or blue-sky laws of such jurisdictions as shall be reasonably requested by the selling Holders; provided that the Company shall not be required to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

(e) in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the underwriter(s) of such offering;

(f) use its commercially reasonable efforts to cause all such Registrable Securities covered by such registration statement to be listed on a national securities exchange or trading system and each securities exchange and trading system (if any) on which similar securities issued by the Company are then listed;

(g) provide a transfer agent and registrar for all Registrable Securities registered pursuant to this Agreement and provide a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration;

(h) promptly make available for inspection by the selling Holders, any managing underwriter(s) participating in any disposition pursuant to such registration statement, and any attorney or accountant or other agent retained by any such underwriter or selected by the selling Holders, all financial and other records, pertinent corporate documents, and properties of the Company, and cause the Company’s officers, directors, employees, and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant, or agent, in each case, as necessary or advisable to verify the accuracy of the information in such registration statement and to conduct appropriate due diligence in connection therewith;

(i) notify each selling Holder, promptly after the Company receives notice thereof, of the time when such registration statement has been declared effective or a supplement to any prospectus forming a part of such registration statement has been filed; and

(j) after such registration statement becomes effective, notify each selling Holder of any request by the SEC that the Company amend or supplement such registration statement or prospectus.

In addition, the Company shall ensure that, at all times after any registration statement covering a public offering of securities of the Company under the Securities Act shall have become effective, its insider trading policy shall provide that the Company’s directors may implement a trading program under Rule 10b5-1 of the Exchange Act.

2.5 Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 2 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as is reasonably required to effect the registration of such Holder’s Registrable Securities.

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2.6 Expenses of Registration. All expenses (other than Selling Expenses) incurred in connection with registrations, filings, or qualifications pursuant to Section 2, including all registration, filing, and qualification fees; printers’ and accounting fees; fees and disbursements of counsel for the Company; and the reasonable fees and disbursements, not to exceed $30,000 per registration, of one counsel for the selling Holders (“Selling Holder Counsel”), shall be borne and paid by the Company; provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 2.1 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (in which case all selling Holders shall bear such expenses pro rata based upon the number of Registrable Securities that were to be included in the withdrawn registration), unless the Holders of a majority of the Registrable Securities agree to forfeit their right to one registration pursuant to Sections 2.1(a) or 2.1(b), as the case may be; provided further that if, at the time of such withdrawal, the Holders shall have learned of a material adverse change in the condition, business, or prospects of the Company from that known to the Holders at the time of their request and have withdrawn the request with reasonable promptness after learning of such information then the Holders shall not be required to pay any of such expenses and shall not forfeit their right to one registration pursuant to Sections 2.1(a) or 2.1(b). All Selling Expenses relating to Registrable Securities registered pursuant to this Section 2 (other than fees and disbursements of counsel to any Holder, other than the Selling Holder Counsel, which shall be borne solely by the Holder engaging such counsel) shall be borne and paid by the Holders pro rata on the basis of the number of Registrable Securities registered on their behalf.

2.7 Delay of Registration. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any registration pursuant to this Agreement as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 2.

2.8 Indemnification. If any Registrable Securities are included in a registration statement under this Section 2:

(a) To the extent permitted by law, the Company will indemnify and hold harmless each selling Holder, and the partners, members, officers, directors, and stockholders of each such Holder; legal counsel and accountants for each such Holder; any underwriter (as defined in the Securities Act) for each such Holder; and each Person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any Damages, and the Company will pay to each such Holder, underwriter, controlling Person, or other aforementioned Person any legal or other expenses reasonably incurred thereby in connection with investigating or defending any claim or proceeding from which Damages may result, as such expenses are incurred; provided, however, that the indemnity agreement contained in this Section 2.8(a) shall not apply to amounts paid in settlement of any such claim or proceeding if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, nor shall the Company be liable for any Damages to the extent that they arise out of or are based upon actions or omissions made in reliance upon and in conformity with written information furnished by or on behalf of any such Holder, underwriter, controlling Person, or other aforementioned Person expressly for use in connection with such registration.

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(b) To the extent permitted by law, each selling Holder, severally and not jointly, will indemnify and hold harmless the Company, and each of its directors, each of its officers who has signed the registration statement, each Person (if any), who controls the Company within the meaning of the Securities Act, legal counsel and accountants for the Company, any underwriter (as defined in the Securities Act), any other Holder selling securities in such registration statement, and any controlling Person of any such underwriter or other Holder, against any Damages, in each case only to the extent that such Damages arise out of or are based upon actions or omissions made in reliance upon and in conformity with written information furnished by or on behalf of such selling Holder expressly for use in connection with such registration; and each such selling Holder will pay to the Company and each other aforementioned Person any legal or other expenses reasonably incurred thereby in connection with investigating or defending any claim or proceeding from which Damages may result, as such expenses are incurred; provided, however, that the indemnity agreement contained in this Section 2.8(b) shall not apply to amounts paid in settlement of any such claim or proceeding if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; and provided further that in no event shall the aggregate amounts payable by any Holder by way of indemnity or contribution under Section 2.8(b) and 2.8(d) exceed the proceeds from the offering received by such Holder (net of any Selling Expenses paid by such Holder), except in the case of fraud or willful misconduct by such Holder.

(c) Promptly after receipt by an indemnified party under this Section 2.8 of notice of the commencement of any action (including any governmental action) for which a party may be entitled to indemnification hereunder, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 2.8, give the indemnifying party notice of the commencement thereof. The indemnifying party shall have the right to participate in such action and, to the extent the indemnifying party so desires, participate jointly with any other indemnifying party to which notice has been given, and to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties that may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such action. The failure to give notice to the indemnifying party within a reasonable time of the commencement of any such action shall relieve such indemnifying party of any liability to the indemnified party under this Section 2.8, only to the extent that such failure materially prejudices the indemnifying party’s ability to defend such action. The failure to give notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 2.8.

(d) To provide for just and equitable contribution to joint liability under the Securities Act in any case in which either: (i) any party otherwise entitled to indemnification hereunder makes a claim for indemnification pursuant to this Section 2.8 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case, notwithstanding the fact that this Section 2.8 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any party hereto for which indemnification is provided under this Section 2.8, then, and in each such case, such parties will contribute to the aggregate losses, claims, damages, liabilities, or expenses to which they may be subject (after contribution from others) in such proportion as is

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appropriate to reflect the relative fault of each of the indemnifying party and the indemnified party in connection with the statements, omissions, or other actions that resulted in such loss, claim, damage, liability, or expense, as well as to reflect any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or allegedly untrue statement of a material fact, or the omission or alleged omission of a material fact, relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission; provided, however, that, in any such case (x) no Holder will be required to contribute any amount in excess of the public offering price of all such Registrable Securities offered and sold by such Holder pursuant to such registration statement, and (y) no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation; and provided further that in no event shall a Holder’s liability pursuant to this Section 2.8(d), when combined with the amounts paid or payable by such Holder pursuant to Section 2.8(b), exceed the proceeds from the offering received by such Holder (net of any Selling Expenses paid by such Holder), except in the case of willful misconduct or fraud by such Holder.

(e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control; provided, however, that any matter expressly provided for or addressed by the foregoing provisions that is not expressly provided for or addressed by the underwriting agreement shall be controlled by the foregoing provisions.

(f) Unless otherwise superseded by an underwriting agreement entered into in connection with the underwritten public offering, the obligations of the Company and Holders under this Section 2.8 shall survive the completion of any offering of Registrable Securities in a registration under this Section 2, and otherwise shall survive the termination of this Agreement or any provision(s) of this Agreement.

2.9 Reports Under Exchange Act. With a view to making available to the Holders the benefits of SEC Rule 144 and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company shall:

(a) make and keep available adequate current public information, as those terms are understood and defined in SEC Rule 144, at all times after the effective date of the registration statement filed by the Company for the IPO;

(b) use commercially reasonable efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after the Company has become subject to such reporting requirements); and

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(c) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) to the extent accurate, a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144 (at any time after ninety (90) days after the effective date of the registration statement filed by the Company for the IPO), the Securities Act, and the Exchange Act (at any time after the Company has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after the Company so qualifies); and (ii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC that permits the selling of any such securities without registration (at any time after the Company has become subject to the reporting requirements under the Exchange Act) or pursuant to Form S-3 (at any time after the Company so qualifies to use such form).

2.10 Limitations on Subsequent Registration Rights. From and after the date of this Agreement, the Company shall not, without the prior written consent of the Holders of a majority of the Registrable Securities then outstanding, enter into any agreement with any holder or prospective holder of any securities of the Company that would allow such holder or prospective holder to include such securities in any registration unless, under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of such securities will not reduce the number of the Registrable Securities of the Holders that are included; provided that this limitation shall not apply to Registrable Securities acquired by any additional Investor that becomes a party to this Agreement in accordance with Section 6.9.

2.11 “Market Stand-off” Agreement. Each Holder hereby agrees that it will not, without the prior written consent of the managing underwriter, during the period commencing on the date of the final prospectus relating to the registration by the Company of shares of its Common Stock or any other equity securities under the Securities Act on a registration statement on Form S-1, and ending on the date specified by the Company and the managing underwriter (such period not to exceed one hundred eighty (180) days): (i) lend; offer; pledge; sell; contract to sell; sell any option or contract to purchase; purchase any option or contract to sell; grant any option, right, or warrant to purchase; or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable (directly or indirectly) for Common Stock held immediately before the effective date of the registration statement for such offering or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of such securities, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or other securities, in cash, or otherwise. The foregoing provisions of this Section 2.11 shall apply only to the IPO, shall not apply to the sale of any shares to an underwriter pursuant to an underwriting agreement and shall be applicable to the Holders only if all officers and directors are subject to the same restrictions and the Company uses commercially reasonable efforts to obtain a similar agreement from all stockholders individually owning more than one percent (1%) of the Company’s outstanding Common Stock (after giving effect to conversion into Common Stock of all outstanding Preferred Stock). The underwriters in connection with such registration are intended third-party beneficiaries of this Section 2.11 and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto. Each Holder further agrees to execute such agreements as may be reasonably requested by the underwriters in connection with such registration that are consistent with this Section 2.11 or that are necessary to give further effect thereto. Any discretionary waiver or termination of the restrictions of any or all of such agreements by the Company or the underwriters shall apply pro rata to all Company stockholders that are subject to such agreements, based on the number of shares subject to such agreements.

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2.12 Restrictions on Transfer.

(a) The Preferred Stock, the Registrable Securities, and the Existing Investor Warrants shall not be sold, pledged, or otherwise transferred, and the Company shall not recognize and shall issue stop-transfer instructions to its transfer agent with respect to any such sale, pledge, or transfer, except upon the conditions specified in this Agreement, which conditions are intended to ensure compliance with the provisions of the Securities Act. A transferring Holder will cause any proposed purchaser, pledgee, or transferee of the Preferred Stock, the Registrable Securities, and the Existing Investor Warrants held by such Holder to agree to take and hold such securities subject to the provisions and upon the conditions specified in this Agreement. Notwithstanding the foregoing, the Company shall not require any transferee of shares pursuant to an effective registration statement or, following the IPO, SEC Rule 144, in each case, to be bound by the terms of this Agreement.

(b) Each certificate, instrument, or book entry representing (i) the Preferred Stock, (ii) the Registrable Securities, (iii) the Existing Investor Warrants, and (iv) any other securities issued in respect of the securities referenced in clauses (i), (ii), and (iii), upon any stock split, stock dividend, recapitalization, merger, consolidation, or similar event, shall (unless otherwise permitted by the provisions of Section 2.12(c)) be notated with a legend substantially in the following form:

THE SECURITIES REPRESENTED HEREBY HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SHARES MAY NOT BE SOLD, PLEDGED, OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR A VALID EXEMPTION FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT.

THE SECURITIES REPRESENTED HEREBY MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

The Holders consent to the Company making a notation in its records and giving instructions to any transfer agent of the Restricted Securities in order to implement the restrictions on transfer set forth in this Section 2.12.

(c) The holder of such Restricted Securities, by acceptance of ownership thereof, agrees to comply in all respects with the provisions of this Section 2. Before any proposed sale, pledge, or transfer of any Restricted Securities, unless there is in effect a registration statement under the Securities Act covering the proposed transaction or following the IPO, the transfer is made pursuant to SEC Rule 144, the Holder thereof shall give notice to the Company of such Holder’s intention to effect such sale, pledge, or transfer; provided that no such notice shall be required in connection if the intended sale, pledge or transfer complies with SEC Rule 144. Each such notice shall describe the manner and circumstances of the proposed sale, pledge, or transfer

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in sufficient detail and, if reasonably requested by the Company, shall be accompanied at such Holder’s expense by either (i) a written opinion of legal counsel who shall, and whose legal opinion shall, be reasonably satisfactory to the Company, addressed to the Company, to the effect that the proposed transaction may be effected without registration under the Securities Act; (ii) a “no action” letter from the SEC to the effect that the proposed sale, pledge, or transfer of such Restricted Securities without registration will not result in a recommendation by the staff of the SEC that action be taken with respect thereto; or (iii) any other evidence reasonably satisfactory to counsel to the Company to the effect that the proposed sale, pledge, or transfer of the Restricted Securities may be effected without registration under the Securities Act, whereupon the Holder of such Restricted Securities shall be entitled to sell, pledge, or transfer such Restricted Securities in accordance with the terms of the notice given by the Holder to the Company. The Company will not require such a notice, legal opinion or “no action” letter (x) in any transaction in compliance with SEC Rule 144; or (y) in any transaction in which such Holder distributes Restricted Securities to an Affiliate of such Holder for no consideration; provided that with respect to transfers under the foregoing clause (y), each transferee agrees in writing to be subject to the terms of this Section 2.12. Each certificate, instrument, or book entry representing the Restricted Securities transferred as above provided shall be notated with, except if such transfer is made pursuant to SEC Rule 144, the appropriate restrictive legend set forth in Section 2.12(b), except that such certificate instrument, or book entry shall not be notated with such restrictive legend if, in the opinion of counsel for such Holder and the Company, such legend is not required in order to establish compliance with any provisions of the Securities Act.

(d) Until the sooner of (x) 15 business days after the Second Closing (as defined in the Purchase Agreement) or (y) such date as the Company acknowledges to the “Required Purchasers” named in the Purchase Agreement that the Second Closing Condition will not be met, no Required Purchaser may transfer any shares of Series C Preferred Stock held by it unless the proposed transferee shall have agreed in writing (the form and provisions of which shall be reasonably satisfactory to the Company) that (i) it undertakes all obligations of the Required Purchaser under the Purchase Agreement and (ii) it agrees to abide by the consequences of failing to participate in the Second Closing if required under the Purchase Agreement, including all consequences of being deemed a Defaulting Purchaser (as defined in the Purchase Agreement).

2.13 Termination of Registration Rights. The right of any Holder to request registration or inclusion of Registrable Securities in any registration pursuant to Sections 2.1 or 2.2 shall terminate upon the earliest to occur of:

(a) the closing of a Deemed Liquidation Event, as such term is defined in the Certificate of Incorporation;

(b) such time after consummation of the IPO as SEC Rule 144 or another similar exemption under the Securities Act is available for the sale of all of such Holder’s shares without limitation, during a three (3)-month period without registration;

(c) the third (3rd) anniversary of the IPO.

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3. Information and Observer Rights.

3.1 Delivery of Financial Statements. The Company shall deliver to each Major Investor, provided that the Board of Directors has not reasonably determined that such Major Investor is a Competitor of the Company:

(a) as soon as practicable, but in any event within one hundred eighty (180) days after the end of each fiscal year of the Company (i) a balance sheet as of the end of such year, (ii) statements of income and of cash flows for such year, and (iii) a statement of stockholders’ equity as of the end of such year, all such financial statements audited and certified by independent public accountants of nationally or regionally recognized standing selected by the Company;

(b) as soon as practicable, but in any event within ninety (90) days after the end of each quarter of each fiscal year of the Company, unaudited statements of income and cash flows for such fiscal quarter, and an unaudited balance sheet, and a comparison between (x) the actual amounts as of and for such fiscal quarter and (y) the comparable amounts for the prior fiscal quarter and as included in the Budget (as defined in Section 3.1(c)) for such fiscal quarter, and a statement of stockholders’ equity as of the end of such fiscal quarter, all prepared in accordance with GAAP (except that such financial statements may (i) be subject to normal year-end audit adjustments; and (ii) not contain all notes thereto that may be required in accordance with GAAP); and

(c) as soon as practicable, but in any event thirty (30) days before the end of each fiscal year, a budget and business plan for the next fiscal year, prepared on a monthly basis, including balance sheets, income statements, and statements of cash flow for such months and, promptly after prepared, any other budgets or revised budgets prepared by the Company (such budget and business plan that is approved by the Board of Directors is collectively referred to herein as the “Budget”).

If, for any period, the Company has any subsidiary whose accounts are consolidated with those of the Company, then in respect of such period the financial statements delivered pursuant to the foregoing sections shall be the consolidated and consolidating financial statements of the Company and all such consolidated subsidiaries.

Notwithstanding anything else in this Section 3.1 to the contrary, the Company may cease providing the information set forth in this Section 3.1 during the period starting with the date sixty (60) days before the Company’s good-faith estimate of the date of filing of a registration statement if it reasonably concludes it must do so to comply with the SEC rules applicable to such registration statement and related offering; provided that the Company’s covenants under this Section 3.1 shall be reinstated at such time as the Company is no longer actively employing its commercially reasonable efforts to cause such registration statement to become effective.

3.2 Inspection. The Company shall permit each Major Investor (provided that the Board of Directors has not reasonably determined that such Major Investor is a Competitor of the Company), at such Major Investor’s expense, to visit and inspect the Company’s properties; examine its books of account and records; and discuss the Company’s affairs, finances, and accounts with its officers, during normal business hours of the Company as may be reasonably requested by the Major Investor; provided, however, that the Company shall not be obligated pursuant to this Section 3.2 to provide access to any information that it reasonably and in good faith considers to be a trade secret or confidential information (unless covered by an enforceable confidentiality agreement, in form acceptable to the Company) or the disclosure of which would adversely affect the attorney-client privilege between the Company and its counsel.

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3.3 Observer Rights.

(a) As long as Deep Track Capital owns not less than forty percent (40%) of the shares of the Series C Preferred Stock it has purchased under the Purchase Agreement, the Company shall invite a representative of Deep Track Capital to attend all meetings of the Board of Directors in a nonvoting observer capacity and, in this respect, shall give such representative copies of all notices, minutes, consents, and other materials that it provides to its directors at substantially the same time and in substantially the same manner as provided to such directors; provided, however, that such representative shall agree to hold in confidence all information so provided; and provided further, that the Company reserves the right to withhold any information and to exclude such representative from any meeting or portion thereof if access to such information or attendance at such meeting could adversely affect the attorney-client privilege between the Company and its counsel or result in disclosure of trade secrets or a conflict of interest, or if such Investor or its representative is a Competitor of the Company.

(b) As long as Vida owns not less than forty percent (40%) of the shares of the Series C Preferred Stock it has purchased under the Purchase Agreement, the Company shall invite a representative of Vida to attend all meetings of the Board of Directors in a nonvoting observer capacity and, in this respect, shall give such representative copies of all notices, minutes, consents, and other materials that it provides to its directors at substantially the same time and in substantially the same manner as provided to such directors; provided, however, that such representative shall agree to hold in confidence all information so provided; and provided further, that the Company reserves the right to withhold any information and to exclude such representative from any meeting or portion thereof if access to such information or attendance at such meeting could adversely affect the attorney-client privilege between the Company and its counsel or result in disclosure of trade secrets or a conflict of interest, or if such Investor or its representative is a Competitor of the Company

3.4 Termination of Information and Observer Rights. The covenants set forth in Section 3.1, Section 3.2, and Section 3.3 shall terminate and be of no further force or effect (i) immediately before the consummation of the IPO, (ii) when the Company first becomes subject to the periodic reporting requirements of Section 12(g) or 15(d) of the Exchange Act, or (iii) upon the closing of a Deemed Liquidation Event; provided that such covenants shall terminate and be of no further force or effect with respect to any Investor that becomes a Defaulting Purchaser.

3.5 Confidentiality. Each Investor agrees that such Investor will keep confidential and will not disclose, divulge, or use for any purpose (other than to monitor or make decisions with respect to its investment in the Company) any confidential information obtained from the Company pursuant to the terms of this Agreement (including notice of the Company’s intention to file a registration statement), unless such confidential information (a) is known or becomes known to the public in general (other than as a result of a breach of this Section 3.5 by such Investor), (b) is or has been independently developed or conceived by such Investor without use of the Company’s confidential information, or (c) is or has been made known or disclosed to such

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Investor by a third party without a breach of any obligation of confidentiality such third party may have to the Company; provided, however, that an Investor may disclose confidential information (i) to its attorneys, accountants, consultants, and other professionals to the extent reasonably necessary to obtain their services in connection with monitoring its investment in the Company; (ii) to any prospective purchaser of any Registrable Securities from such Investor, if such prospective purchaser agrees to be bound by the provisions of this Section 3.5, provided that the Board of Directors has not reasonably determined that such prospective purchaser is a Competitor of the Company; (iii) to any Affiliate, partner, member, stockholder, or wholly owned subsidiary of such Investor in the ordinary course of business, provided that such Investor informs such Person that such information is confidential and directs such Person to maintain the confidentiality of such information; or (iv) as may otherwise be required by law, regulation, rule, court order or subpoena, provided that such Investor promptly notifies the Company of such disclosure and takes reasonable steps to minimize the extent of any such required disclosure.

4. Rights to Future Stock Issuances.

4.1 Right of First Offer. Subject to the terms and conditions of this Section 4.1 and applicable securities laws, if the Company proposes to offer or sell any New Securities, the Company shall first offer such New Securities to each Major Investor. A Major Investor shall be entitled to apportion the right of first offer hereby granted to it in such proportions as it deems appropriate, among (i) itself, and (ii) its Affiliates; provided that each such Affiliate or Investor Beneficial Owner (x) is not a Competitor or FOIA Party, unless such party’s purchase of New Securities is otherwise consented to by the Board of Directors, and (y) agrees to enter into this Agreement and the Voting Agreement of even date herewith among the Company, the Investors and the other parties named therein, as an “Investor” under each such agreement (provided that any Competitor or FOIA Party shall not be entitled to any rights as a Major Investor under Sections 3.1, 3.2 and 4.1 hereof).

(a) The Company shall give notice (the “Offer Notice”) to each Major Investor, stating (i) its bona fide intention to offer such New Securities, (ii) the number of such New Securities to be offered, and (iii) the price and terms, if any, upon which it proposes to offer such New Securities.

(b) By notification to the Company within twenty (20) days after the Offer Notice is given, each Major Investor may elect to purchase or otherwise acquire, at the price and on the terms specified in the Offer Notice, up to that portion of such New Securities which equals the proportion that the Common Stock then held by such Major Investor (including all shares of Common Stock then issuable (directly or indirectly) upon conversion and/or exercise, as applicable, of the Preferred Stock and any other Derivative Securities then held by such Major Investor) bears to the total Common Stock of the Company then outstanding (assuming full conversion and/or exercise, as applicable, of all Preferred Stock and any other Derivative Securities then outstanding). At the expiration of such twenty (20) day period, the Company shall promptly notify each Major Investor that elects to purchase or acquire all the shares available to it (each, a “Fully Exercising Investor”) of any other Major Investor’s failure to do likewise. During the ten (10) day period commencing after the Company has given such notice, each Fully Exercising Investor may, by giving notice to the Company, elect to purchase or acquire, in addition to the number of shares specified above, up to that portion of the New Securities for which Major

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Investors were entitled to subscribe but that were not subscribed for by the Major Investors which is equal to the proportion that the Common Stock issued and held, or issuable (directly or indirectly) upon conversion and/or exercise, as applicable, of Preferred Stock and any other Derivative Securities then held, by such Fully Exercising Investor bears to the Common Stock issued and held, or issuable (directly or indirectly) upon conversion and/or exercise, as applicable, of the Preferred Stock and any other Derivative Securities then held, by all Fully Exercising Investors who wish to purchase such unsubscribed shares. The closing of any sale pursuant to this Section 4.1(b) shall occur within the later of ninety (90) days of the date that the Offer Notice is given and the date of initial sale of New Securities pursuant to Section 4.1(c).

(c) If all New Securities referred to in the Offer Notice are not elected to be purchased or acquired as provided in Section 4.1(b), the Company may, during the one hundred twenty (120) day period following the expiration of the periods provided in Section 4.1(b), offer and sell the remaining unsubscribed portion of such New Securities to any Person or Persons at a price not less than, and upon terms no more favorable to the offeree than, those specified in the Offer Notice. If the Company does not enter into an agreement for the sale of the New Securities within such period, or if such agreement is not consummated within thirty (30) days of the execution thereof, the right provided hereunder shall be deemed to be revived and such New Securities shall not be offered unless first reoffered to the Major Investors in accordance with this Section 4.1.

(d) The right of first offer in this Section 4.1 shall not be applicable to (i) Exempted Securities (as defined in the Certificate of Incorporation); (ii) shares of Common Stock issued in the IPO; and (iii) the issuance of shares of Series C Preferred Stock pursuant to Section 1.2(b) of the Purchase Agreement.

4.2 Termination. The covenants set forth in Section 4.1 shall terminate and be of no further force or effect (i) immediately before the consummation of the IPO, or (ii) upon the closing of a Deemed Liquidation Event, as such term is defined in the Certificate of Incorporation; provided that such covenants shall terminate and be of no further force or effect with respect to any Investor that becomes a Defaulting Purchaser.

5. Additional Covenants.

5.1 Insurance. The Company shall obtain, within ninety (90) days of the date hereof, from a financially sound and reputable insurer Directors and Officers liability insurance in an amount and on terms and conditions satisfactory to the Board of Directors, and will use commercially reasonable efforts to cause such insurance policy to be maintained until such time as the Board of Directors determines that such insurance should be discontinued. Notwithstanding any other provision of this Section 5.1 to the contrary, for so long as a Preferred Director is serving on the Board of Directors, the Company shall not cease to maintain a Directors and Officers liability insurance policy in an amount of at least $3,000,000 unless approved by such Preferred Director and shall annually, within one hundred twenty (120) days after the end of each fiscal year of the Company, deliver to the Investors a certification that such a Directors and Officers liability insurance policy remains in effect.

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5.2 Employee Agreements. Unless otherwise approved by the Board of Directors, the Company will cause each Person now or hereafter employed by it or by any subsidiary (or engaged by the Company or any subsidiary as a consultant/independent contractor) with access to confidential information and/or trade secrets to enter into a nondisclosure, proprietary rights assignment and non-solicitation agreement. In addition, the Company shall not amend, modify, terminate, waive, or otherwise alter, in whole or in part, any of the above-referenced agreements or any restricted stock agreement between the Company and any employee, without the consent of the Board of Directors.

5.3 Employee Stock. Unless otherwise approved by the Board of Directors, all employees of the Company who purchase, receive options to purchase, or receive awards of shares of the Company’s capital stock after the date hereof shall be required to execute restricted stock or option agreements, as applicable, providing for a market stand-off provision substantially similar to that in Section 2.11. Without the prior approval by the Board of Directors, the Company shall not amend, modify, terminate, waive or otherwise alter, in whole or in part, any stock purchase, stock restriction or option agreement with any existing employee or service provider if such amendment would cause it to be inconsistent with this Section 5.3. In addition, unless otherwise approved by the Board of Directors, the Company shall retain (and not waive) a “right of first refusal” on employee transfers until the Company’s IPO and shall have the right to repurchase unvested shares at cost upon termination of employment of a holder of restricted stock.

5.4 Matters Requiring Preferred Director Approval. During such time or times as the holders of Series C Preferred Stock are entitled to elect a Preferred Director and such seat is filled, the Company hereby covenants and agrees with each of the Investors that it shall not, without approval of the Board of Directors, which approval must include the vote of at least two of the Preferred Directors:

(a) make, or permit any subsidiary to make, any loan or advance to, or own any stock or other securities of, any subsidiary or other corporation, partnership, or other entity unless it is wholly owned by the Company;

(b) make, or permit any subsidiary to make, any loan or advance to any Person, including, without limitation, any employee or director of the Company or any subsidiary, except advances and similar expenditures in the ordinary course of business or under the terms of an employee stock or option plan approved by the Board of Directors;

(c) guarantee, directly or indirectly, or permit any subsidiary to guarantee, directly or indirectly, any indebtedness except for trade accounts of the Company or any subsidiary arising in the ordinary course of business;

(d) make any investment inconsistent with any investment policy approved by the Board of Directors;

(e) incur any aggregate indebtedness in excess of $500,000 that is not already included in the Budget (as defined in Section 3.1(c)), other than trade credit incurred in the ordinary course of business;

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(f) hire, terminate, or change the compensation of the executive officers, including approving any option grants or stock awards to executive officers;

(g) change the principal business of the Company, enter new lines of business, or exit the current line of business;

(h) sell, assign, license, pledge, or encumber material technology or intellectual property, other than licenses granted in the ordinary course of business; or

(i) enter into any corporate strategic relationship involving the payment, contribution, or assignment by the Company or to the Company of money or assets greater than $1,000,000.

5.5 Board Matters. The Company shall reimburse the nonemployee directors and the observers serving pursuant to Section 3.3 for all reasonable out-of-pocket expenses (including airfare) incurred (consistent with the Company’s expense reimbursement policy) in connection with acting on behalf of and with the approval of the Company, including attending meetings of the Board of Directors. Each Series C Director (as defined in the Certificate of Incorporation) shall be entitled in such person’s discretion to be a member of all committees of the Board of Directors.

5.6 Successor Indemnification. If the Company or any of its successors or assignees consolidates with or merges into any other Person and is not the continuing or surviving corporation or entity of such consolidation or merger, then to the extent necessary, proper provision shall be made so that the successors and assignees of the Company assume the obligations of the Company with respect to indemnification of members of the Board of Directors as in effect immediately before such transaction, whether such obligations are contained in the Company’s Bylaws, the Certificate of Incorporation, or elsewhere, as the case may be.

5.7 Indemnification Matters. The Company hereby acknowledges that one (1) or more of the Preferred Directors nominated to serve on the Board of Directors by one (1) or more Investors may have certain rights to indemnification, advancement of expenses and/or insurance provided by one (1) or more of the Investors and certain of their Affiliates (collectively, the “Investor Indemnitors”). The Company hereby agrees (a) that it is the indemnitor of first resort (i.e., its obligations to any such Preferred Director are primary and any obligation of the Investor Indemnitors to advance expenses or to provide indemnification for the same expenses or liabilities incurred by such Preferred Director are secondary), (b) that it shall be required to advance the full amount of expenses incurred by such Preferred Director and shall be liable for the full amount of all expenses, judgments, penalties, fines and amounts paid in settlement by or on behalf of any such Preferred Director to the extent legally permitted and as required by the Certificate of Incorporation or Bylaws of the Company (or any agreement between the Company and such Preferred Director), without regard to any rights such Preferred Director may have against the Investor Indemnitors, and, (c) that it irrevocably waives, relinquishes and releases the Investor Indemnitors from any and all claims against the Investor Indemnitors for contribution, subrogation or any other recovery of any kind in respect thereof. The Company further agrees that no advancement or payment by the Investor Indemnitors on behalf of any such Preferred Director with respect to any claim for which such Preferred Director has sought indemnification from the Company shall affect the foregoing and the Investor Indemnitors shall have a right of contribution and/or be subrogated to the extent of such advancement or payment to all of the rights of recovery of such Preferred Director against the Company. The Preferred Directors and the Investor Indemnitors are intended third-party beneficiaries of this Section 5.7 and shall have the right, power and authority to enforce the provisions of this Section 5.7 as though they were a party to this Agreement.

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5.8 Right to Conduct Activities. The Company hereby agrees and acknowledges that each of Deep Track Capital, Vida, Pontifax (Israel) VI Limited Partnership, Pontifax (Cayman) VI Limited Partnership, and TCG Crossover Fund II, L.P. (each, a “Professional Investment Fund”) (together with its Affiliates) is a professional investment organization, and as such reviews the business plans and related proprietary information of many enterprises, some of which may compete directly or indirectly with the Company’s business (as currently conducted or as currently propose to be conducted). The Company hereby agrees that, to the extent permitted under applicable law, none of the Professional Investment Funds (or its Affiliates) shall be liable to the Company for any claim arising out of, or based upon, (i) the investment by such Professional Investment Fund (or its Affiliates) in any entity competitive with the Company, or (ii) actions taken by any partner, officer, employee or other representative of such Professional Investment Fund (or its Affiliates) to assist any such competitive company, whether or not such action was taken as a member of the board of directors of such competitive company or otherwise, and whether or not such action has a detrimental effect on the Company; provided, however, that the foregoing shall not relieve (x) any of the Investors from liability associated with the unauthorized disclosure of the Company’s confidential information obtained pursuant to this Agreement, or (y) any director or officer of the Company from any liability associated with his or her fiduciary duties to the Company.

5.9 Anti-Harassment Policy. The Company shall, within sixty (60) days following the Initial Closing (as defined in the Purchase Agreement), adopt and thereafter maintain in effect (i) a code of conduct governing appropriate workplace behavior and (ii) an anti-harassment and discrimination policy prohibiting discrimination and harassment at the Company. Such policy shall be reviewed and approved by the Board of Directors.

5.10 Cybersecurity. The Company shall, within one hundred eighty (180) days following the Initial Closing (as defined in the Purchase Agreement), use commercially reasonable efforts to (a) identify and restrict access (including through physical and/or technical controls) to the Company’s confidential business information and trade secrets and any information about identified or identifiable natural persons maintained by or on behalf of the Company (collectively, “Protected Data”) to those individuals who have a need to access it and (b) implement reasonable physical, technical and administrative safeguards designed to protect the confidentiality, integrity and availability of its technology and systems (including servers, laptops, desktops, cloud, containers, virtual environments and data centers) and all Protected Data. The Company shall evaluate on a periodic basis at least annually whether such safeguards should be updated to maintain a level of security appropriate to the risk posed to Company systems and Protected Data. The Company shall educate its employees about the proper use and storage of Protected Data, including periodic training as determined reasonably necessary by the Company or the Board of Directors.

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5.11 Termination of Covenants. The covenants set forth in this Section 5, except for Sections 5.6 and 5.7, shall terminate and be of no further force or effect (i) immediately before the consummation of the IPO, or (ii) upon a Deemed Liquidation Event, as such term is defined in the Certificate of Incorporation, whichever event occurs first.

6. Miscellaneous.

6.1 Successors and Assigns. The rights under this Agreement may be assigned (but only with all related obligations) by a Holder to a transferee of Registrable Securities that (i) is an Affiliate of a Holder; (ii) is a Holder’s Immediate Family Member or trust for the benefit of an individual Holder or one (1) or more of such Holder’s Immediate Family Members; or (iii) after such transfer, holds at least 200,000 shares of Registrable Securities (subject to appropriate adjustment for stock splits, stock dividends, combinations, and other recapitalizations); provided, however, that (x) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee and the Registrable Securities with respect to which such rights are being transferred; and (y) such transferee agrees in a written instrument delivered to the Company to be bound by and subject to the terms and conditions of this Agreement, including the provisions of Section 2.11. For the purposes of determining the number of shares of Registrable Securities held by a transferee, the holdings of a transferee (1) that is an Affiliate or stockholder of a Holder; (2) who is a Holder’s Immediate Family Member; or (3) that is a trust for the benefit of an individual Holder or such Holder’s Immediate Family Member shall be aggregated together and with those of the transferring Holder; provided further that all transferees who would not qualify individually for assignment of rights shall, as a condition to the applicable transfer, establish a single attorney-in-fact for the purpose of exercising any rights, receiving notices, or taking any action under this Agreement. The terms and conditions of this Agreement inure to the benefit of and are binding upon the respective successors and permitted assignees of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and permitted assignees any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided herein.

6.2 Governing Law. This Agreement shall be governed by the internal law of the State of Delaware, without regard to conflict of law principles that would result in the application of any law other than the law of the State of Delaware.

6.3 Counterparts. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

6.4 Titles and Subtitles. The titles and subtitles used in this Agreement are for convenience only and are not to be considered in construing or interpreting this Agreement.

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6.5 Notices.

(a) All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given upon the earlier of actual receipt or (i) personal delivery to the party to be notified; (ii) when sent, if sent by electronic mail during the recipient’s normal business hours, and if not sent during normal business hours, then on the recipient’s next business day; (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (iv) one (1) business day after the business day of deposit with a nationally recognized overnight courier, freight prepaid, specifying next-day delivery, with written verification of receipt. All communications shall be sent to the respective parties at their addresses as set forth on Schedule A hereto, or (as to the Company) to the principal office of the Company and to the attention of the Chief Executive Officer, or in any case to such email address or address as subsequently modified by written notice given in accordance with this Section 6.5. If notice is given to the Company, a copy (which copy shall not constitute notice) shall also be sent to Williams Mullen, 200 South 10th Street, Suite 1600, Richmond, Virginia 23219, Attn: Andrew White, Email: awhite@williamsmullen.com, and if notice is given to Investors, a copy (which copy shall not constitute notice) shall also be given to Schulte Roth & Zabel LLP, 919 Third Avenue, New York, NY 10022, Attn: Michael Flynn, Email: michael.flynn@srz.com.

(b) Consent to Electronic Notice. Each Investor consents to the delivery of any stockholder notice pursuant to the Delaware General Corporation Law (the “DGCL”), as amended or superseded from time to time, by electronic transmission pursuant to Section 232 of the DGCL (or any successor thereto) at the electronic mail address set forth below such Investor’s name on the Schedules hereto, as updated from time to time by notice to the Company, or as on the books of the Company. To the extent that any notice given by means of electronic transmission is returned or undeliverable for any reason, the foregoing consent shall be deemed to have been revoked until a new or corrected electronic mail address has been provided, and such attempted electronic notice shall be ineffective and deemed to not have been given. Each Investor agrees to promptly notify the Company of any change in such stockholder’s electronic mail address, and that failure to do so shall not affect the foregoing.

6.6 Amendments and Waivers. Any term of this Agreement may be amended, modified or terminated and the observance of any term of this Agreement may be waived (either generally or in a particular instance, and either retroactively or prospectively) only with the written consent of the Company and the holders of at least sixty percent (60%) of the Registrable Securities then outstanding; provided that the Company may in its sole discretion waive compliance with Section 2.12(c) (and the Company’s failure to object promptly in writing after notification of a proposed assignment allegedly in violation of Section 2.12(c) shall be deemed to be a waiver); and provided further that any provision hereof may be waived by any waiving party on such party’s own behalf, without the consent of any other party. Notwithstanding the foregoing: (a) this Agreement may not be amended, modified or terminated and the observance of any term hereof may not be waived with respect to any Investor without the written consent of such Investor, unless such amendment, modification, termination, or waiver applies to all Investors in the same fashion (it being agreed that a waiver of the provisions of Section 4 with respect to a particular transaction shall be deemed to apply to all Investors in the same fashion if such waiver does so by its terms, notwithstanding the fact that certain Investors may nonetheless, by agreement with the Company, purchase

24

securities in such transaction); (b) Sections 3.1 and 3.2, Section 4 and any other section of this Agreement applicable to the Major Investors (including this clause (b) of this Section 6.6) may be amended, modified, terminated or waived with only the written consent of the Company and the holders of at least sixty percent (60%) of the Registrable Securities then outstanding and held by the Major Investors; (c) Section 3.3(a) and this clause (c) of this Section 6.6 may be amended, modified, terminated or waived with only the written consent of the Company and Deep Track Capital for so long as it owns not less than forty percent (40%) of the shares of the Series C Preferred Stock it has purchased under the Purchase Agreement; and (d) Section 3.3(b) and this clause (d) of this Section 6.6 may be amended, modified, terminated or waived with only the written consent of the Company and Vida for so long as it owns not less than forty percent (40%) of the shares of the Series C Preferred Stock it has purchased under the Purchase Agreement. Notwithstanding the foregoing, Schedule A hereto may be amended by the Company from time to time to add transferees of any Registrable Securities in compliance with the terms of this Agreement without the consent of the other parties; and Schedule A hereto may also be amended by the Company after the date of this Agreement without the consent of the other parties to add information regarding any additional Investor who becomes a party to this Agreement in accordance with Section 6.9. The Company shall give prompt notice of any amendment, modification or termination hereof or waiver hereunder to any party hereto that did not consent in writing to such amendment, modification, termination, or waiver. Any amendment, modification, termination, or waiver effected in accordance with this Section 6.6 shall be binding on all parties hereto, regardless of whether any such party has consented thereto. No waivers of or exceptions to any term, condition, or provision of this Agreement, in any one (1) or more instances, shall be deemed to be or construed as a further or continuing waiver of any such term, condition, or provision.

6.7 Severability. In case any one (1) or more of the provisions contained in this Agreement is for any reason held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision of this Agreement, and such invalid, illegal, or unenforceable provision shall be reformed and construed so that it will be valid, legal, and enforceable to the maximum extent permitted by law.

6.8 Aggregation of Stock; Apportionment. All shares of Registrable Securities held or acquired by Affiliates shall be aggregated together for the purpose of determining the availability of any rights under this Agreement and such Affiliated Persons may apportion such rights as among themselves in any manner they deem appropriate.

6.9 Additional Investors. Notwithstanding anything to the contrary contained herein, if the Company issues additional shares of Series C Preferred Stock after the date hereof, any purchaser of such shares of Series C Preferred Stock may become a party to this Agreement by executing and delivering an additional counterpart signature page to this Agreement, and thereafter shall be deemed an “Investor” for all purposes hereunder. No action or consent by the Investors shall be required for such joinder to this Agreement by such additional Investor, so long as such additional Investor has agreed in writing to be bound by all of the obligations as an “Investor” hereunder.

25

6.10 Entire Agreement. This Agreement (including any Schedules hereto) together with the other Transaction Documents (as defined in the Purchase Agreement), constitutes the full and entire understanding and agreement among the parties with respect to the subject matter hereof, and any other written or oral agreement relating to the subject matter hereof existing between the parties is expressly canceled. Upon the effectiveness of this Agreement, the Prior Registration/Information Rights of all holders of shares of Series A Preferred Stock, shares of Series B Preferred Stock, and Existing Investor Warrants shall be deemed terminated and shall be of no further force or effect.

6.11 Dispute Resolution. The parties (a) hereby irrevocably and unconditionally submit to the jurisdiction of the state courts of Delaware and to the jurisdiction of the United States District Court for the District of Delaware for the purpose of any suit, action or other proceeding arising out of or based upon this Agreement, (b) agree not to commence any suit, action or other proceeding arising out of or based upon this Agreement except in the state courts of Delaware or the United States District Court for the District of Delaware, and (c) hereby waive, and agree not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court.

WAIVER OF JURY TRIAL: EACH PARTY HEREBY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT, THE OTHER TRANSACTION DOCUMENTS, THE SECURITIES OR THE SUBJECT MATTER HEREOF OR THEREOF. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS (INCLUDING NEGLIGENCE), BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. THIS SECTION HAS BEEN FULLY DISCUSSED BY EACH OF THE PARTIES HERETO AND THESE PROVISIONS WILL NOT BE SUBJECT TO ANY EXCEPTIONS. EACH PARTY HERETO HEREBY FURTHER WARRANTS AND REPRESENTS THAT SUCH PARTY HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT SUCH PARTY KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

6.12 Attorneys’ Fees. If any action at law or in equity (including, arbitration) is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys’ fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

6.13 Delays or Omissions. No delay or omission to exercise any right, power, or remedy accruing to any party under this Agreement, upon any breach or default of any other party under this Agreement, shall impair any such right, power, or remedy of such nonbreaching or non-defaulting party, nor shall it be construed to be a waiver of or acquiescence to any such breach or default, or to any similar breach or default thereafter occurring, nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. All remedies, whether under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

[Signature Page Follows]

26

IN WITNESS WHEREOF, the undersigned has executed this Investors’ Rights Agreement as of the date first written above.

COMPANY:	LB Pharmaceuticals Inc

	By:	/s/ Zachary Prensky
	Name:	Zachary Prensky
	Title:	President & CEO

COUNTERPART SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT—COMPANY

IN WITNESS WHEREOF, the undersigned has executed this Investors’ Rights Agreement as of the date first written above.

INVESTOR:

DEEP TRACK BIOTECHNOLOGY MASTER FUND, LTD.

By:	/s/ Nir Messafi
Name:	Nir Messafi
(print)
Title:	Authorized Person

COUNTERPART SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT—COMPANY

IN WITNESS WHEREOF, the undersigned has executed this Investors’ Rights Agreement as of the date first written above.

INVESTOR:

VIDA VENTURES III, L.P.

By: Vida Ventures GP III, L.L.C., its general partner

By:	/s/ Rajul Jain
Name:	Rajul Jain
(print)
Title:	Managing Director

VIDA VENTURES III-A, L.P.

By: Vida Ventures GP III, L.L.C., its general partner

By:	/s/ Rajul Jain
Name:	Rajul Jain
(print)
Title:	Managing Director

COUNTERPART SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT—COMPANY

IN WITNESS WHEREOF, the undersigned has executed this Investors’ Rights Agreement as of the date first written above.

INVESTOR:

PONTIFAX (ISRAEL) VI LIMITED PARTNERSHIP

By:	/s/ Tomar Kariv
Name:	Tomar Kariv
(print)
Title:	CEO

PONTIFAX (CAYMAN) VI LIMITED PARTNERSHIP

By:	/s/ Tomar Kariv
Name:	Tomar Kariv
(print)
Title:	CEO

COUNTERPART SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT—COMPANY

IN WITNESS WHEREOF, the undersigned has executed this Investors’ Rights Agreement as of the date first written above.

INVESTOR:

TCG CROSSOVER FUND II, L.P.

By: TCG Crossover GP II, LLC, its General Partner

By:	/s/ Chen Yu
Name:	Chen Yu
(print)
Title:	Managing Partner

COUNTERPART SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT—COMPANY

IN WITNESS WHEREOF, the undersigned has executed this Investors’ Rights Agreement as of the date first written above.

INVESTOR:	If an Individual:

Signature:

Print Name:

If an Entity or Trust:

Alalia PTY LTD Trustees of the Alalia PTY
LTD ATF McNamee Family Trust U/A/D
8/17/05, AMD 8/23/16

Name of Entity or Trust

	By:	/s/ William Anthony McNamee
	Name:	William Anthony McNamee
	Title:	Director

COUNTERPART SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT—COMPANY

IN WITNESS WHEREOF, the undersigned has executed this Investors’ Rights Agreement as of the date first written above.

INVESTOR:	If an Individual:

Signature:

Print Name:

If an Entity or Trust:

Bahr Family Limited Partnership

Name of Entity or Trust

	By:	/s/ Robert Bahr
	Name:	Robert Bahr
	Title:	Trustee of the General Partner

COUNTERPART SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT—COMPANY

IN WITNESS WHEREOF, the undersigned has executed this Investors’ Rights Agreement as of the date first written above.

INVESTOR:	If an Individual:

	Signature:	/s/ Robert Bahr
	Print Name:	Robert Bahr

If an Entity or Trust:

Name of Entity or Trust

By:
Name:
Title:

COUNTERPART SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT—COMPANY

IN WITNESS WHEREOF, the undersigned has executed this Investors’ Rights Agreement as of the date first written above.

INVESTOR:	If an Individual:

Signature:

Print Name:

If an Entity or Trust:

Ballycurnane Holdings Limited

Name of Entity or Trust

	By:	/s/ Alan Duggan
	Name:	Alan Duggan
	Title:	Mr

COUNTERPART SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT—COMPANY

IN WITNESS WHEREOF, the undersigned has executed this Investors’ Rights Agreement as of the date first written above.

INVESTOR:	If an Individual:

	Signature:	/s/ Gretchen Barlow Alexander & Alexander George
	Print Name:	Gretchen Barlow Alexander & Alexander George

If an Entity or Trust:

Name of Entity or Trust

By:
Name:
Title:

COUNTERPART SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT—COMPANY

IN WITNESS WHEREOF, the undersigned has executed this Investors’ Rights Agreement as of the date first written above.

INVESTOR:	If an Individual:

	Signature:	/s/ vamsi Batthula
	Print Name:	vamsi Batthula

If an Entity or Trust:

Name of Entity or Trust

By:
Name:
Title:

COUNTERPART SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT—COMPANY

IN WITNESS WHEREOF, the undersigned has executed this Investors’ Rights Agreement as of the date first written above.

INVESTOR:	If an Individual:

	Signature:	/s/ Simon Berring
	Print Name:	Simon Berring

If an Entity or Trust:

Name of Entity or Trust

By:
Name:
Title:

COUNTERPART SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT—COMPANY

IN WITNESS WHEREOF, the undersigned has executed this Investors’ Rights Agreement as of the date first written above.

INVESTOR:	If an Individual:

	Signature:	/s/ Marek Biestek
	Print Name:	Marek Biestek

If an Entity or Trust:

Name of Entity or Trust

By:
Name:
Title:

COUNTERPART SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT—COMPANY

IN WITNESS WHEREOF, the undersigned has executed this Investors’ Rights Agreement as of the date first written above.

INVESTOR:	If an Individual:

	Signature:	/s/ Joseph R. Bishop III
	Print Name:	Joseph R. Bishop III

If an Entity or Trust:

Name of Entity or Trust

By:
Name:
Title:

COUNTERPART SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT—COMPANY

IN WITNESS WHEREOF, the undersigned has executed this Investors’ Rights Agreement as of the date first written above.

INVESTOR:	If an Individual:

Signature:

Print Name:

If an Entity or Trust:

Friedhelm Blobel & Karin Blobel, Trustees of the Blobel Family 2003 Trust U/A/D 11/13/03
Name of Entity or Trust

	By:	/s/ Friedhelm Blobel
	Name:	Friedhelm Blobel
	Title:	Trustee

COUNTERPART SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT—COMPANY

IN WITNESS WHEREOF, the undersigned has executed this Investors’ Rights Agreement as of the date first written above.

INVESTOR:	If an Individual:

	Signature:	/s/ GIdeon Bollag
	Print Name:	GIdeon Bollag

If an Entity or Trust:

Name of Entity or Trust

By:
Name:
Title:

COUNTERPART SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT—COMPANY

IN WITNESS WHEREOF, the undersigned has executed this Investors’ Rights Agreement as of the date first written above.

INVESTOR:	If an Individual:

	Signature:	/s/ Charles Brinkley
	Print Name:	Charles Brinkley

If an Entity or Trust:

Name of Entity or Trust

By:
Name:
Title:

COUNTERPART SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT—COMPANY

IN WITNESS WHEREOF, the undersigned has executed this Investors’ Rights Agreement as of the date first written above.

INVESTOR:	If an Individual:

	Signature:	/s/ Elena Bruck
	Print Name:	Elena Bruck

If an Entity or Trust:

Name of Entity or Trust

By:
Name:
Title:

COUNTERPART SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT—COMPANY

IN WITNESS WHEREOF, the undersigned has executed this Investors’ Rights Agreement as of the date first written above.

INVESTOR:	If an Individual:

	Signature:	/s/ Alexis Campagna
	Print Name:	Alexis Campagna

If an Entity or Trust:

Name of Entity or Trust

By:
Name:
Title:

COUNTERPART SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT—COMPANY

IN WITNESS WHEREOF, the undersigned has executed this Investors’ Rights Agreement as of the date first written above.

INVESTOR:	If an Individual:

	Signature:	/s/ Eric Prescott Campbell
	Print Name:	Eric Prescott Campbell

If an Entity or Trust:

Name of Entity or Trust

By:
Name:
Title:

COUNTERPART SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT—COMPANY

IN WITNESS WHEREOF, the undersigned has executed this Investors’ Rights Agreement as of the date first written above.

INVESTOR:	If an Individual:

	Signature:	/s/ Orlando Campopiano
	Print Name:	Orlando Campopiano

If an Entity or Trust:

Name of Entity or Trust

By:
Name:
Title:

COUNTERPART SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT—COMPANY

IN WITNESS WHEREOF, the undersigned has executed this Investors’ Rights Agreement as of the date first written above.

INVESTOR:	If an Individual:

	Signature:	/s/ Declan Cassidy
	Print Name:	Declan cassidy

If an Entity or Trust:

Name of Entity or Trust

By:
Name:
Title:

COUNTERPART SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT—COMPANY

IN WITNESS WHEREOF, the undersigned has executed this Investors’ Rights Agreement as of the date first written above.

INVESTOR:	If an Individual:

	Signature:	/s/ Philip Cibulsky
	Print Name:	Philip Cibulsky

If an Entity or Trust:

Name of Entity or Trust

By:
Name:
Title:

COUNTERPART SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT—COMPANY

IN WITNESS WHEREOF, the undersigned has executed this Investors’ Rights Agreement as of the date first written above.

INVESTOR:	If an Individual:

	Signature:	/s/ Shmuel Ciner
	Print Name:	Shmuel Ciner

If an Entity or Trust:

Name of Entity or Trust

By:
Name:
Title:

COUNTERPART SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT—COMPANY

IN WITNESS WHEREOF, the undersigned has executed this Investors’ Rights Agreement as of the date first written above.

INVESTOR:	If an Individual:

	Signature:	/s/ Michael Cohn & Paula Cohn
	Print Name:	Michael Cohn & Paula Cohn

If an Entity or Trust:

Name of Entity or Trust

By:
Name:
Title:

COUNTERPART SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT—COMPANY

IN WITNESS WHEREOF, the undersigned has executed this Investors’ Rights Agreement as of the date first written above.

INVESTOR:	If an Individual:

Signature:

Print Name:

If an Entity or Trust:

Coleman Family Protection Trust

Name of Entity or Trust

	By:	/s/ Mark Coleman
	Name:	Mark Coleman
	Title:	MD

COUNTERPART SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT—COMPANY

IN WITNESS WHEREOF, the undersigned has executed this Investors’ Rights Agreement as of the date first written above.

INVESTOR:	If an Individual:

	Signature:	/s/ Anthony Daulerio
	Print Name:	Anthony Daulerio

If an Entity or Trust:

Name of Entity or Trust

By:
Name:
Title:

COUNTERPART SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT—COMPANY

IN WITNESS WHEREOF, the undersigned has executed this Investors’ Rights Agreement as of the date first written above.

INVESTOR:	If an Individual:

	Signature:	/s/ Gwendoline & Hesham Elnaggar
	Print Name:	Gwendoline & Hesham Elnaggar

If an Entity or Trust:

Name of Entity or Trust

By:
Name:
Title:

COUNTERPART SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT—COMPANY

IN WITNESS WHEREOF, the undersigned has executed this Investors’ Rights Agreement as of the date first written above.

INVESTOR:	If an Individual:

	Signature:	/s/ Lawrence Fridkis
	Print Name:	Lawrence Fridkis

If an Entity or Trust:

Name of Entity or Trust

By:
Name:
Title:

COUNTERPART SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT—COMPANY

IN WITNESS WHEREOF, the undersigned has executed this Investors’ Rights Agreement as of the date first written above.

INVESTOR:	If an Individual:

	Signature:	/s/ David Frydrych
	Print Name:	David Frydrych

If an Entity or Trust:

Name of Entity or Trust

By:
Name:
Title:

COUNTERPART SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT—COMPANY

IN WITNESS WHEREOF, the undersigned has executed this Investors’ Rights Agreement as of the date first written above.

INVESTOR:	If an Individual:

	Signature:	/s/ Robert Garff
	Print Name:	Robert Garff

If an Entity or Trust:

Name of Entity or Trust

By:
Name:
Title:

COUNTERPART SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT—COMPANY

IN WITNESS WHEREOF, the undersigned has executed this Investors’ Rights Agreement as of the date first written above.

INVESTOR:	If an Individual:

Signature:

Print Name:

If an Entity or Trust:

Morris Garfinkle & Stephanie Garfinkle, Trustees of the Garfinkle Revocable Trust U/A/D 5/15/08

Name of Entity or Trust

	By:	/s/ Morris Garfinkle
	Name:	Morris Garfinkle
	Title:	Trustee

COUNTERPART SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT—COMPANY

IN WITNESS WHEREOF, the undersigned has executed this Investors’ Rights Agreement as of the date first written above.

INVESTOR:	If an Individual:

	Signature:	/s/ Albert Gentile & Hiedi Gentile
	Print Name:	Albert Gentile & Hiedi Gentile

If an Entity or Trust:

Name of Entity or Trust

By:
Name:
Title:

COUNTERPART SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT—COMPANY

IN WITNESS WHEREOF, the undersigned has executed this Investors’ Rights Agreement as of the date first written above.

INVESTOR:	If an Individual:

Signature:

Print Name:

If an Entity or Trust:

Gillard Family Intervivos Trust UAD 06/16/93
Stuart Gillard & Marilyn Gillard TTEES AMD
11/06/17

Name of Entity or Trust

	By:	/s/ Stuart Gillard
	Name:	Stuart Gillard
	Title:	trustee

COUNTERPART SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT—COMPANY

IN WITNESS WHEREOF, the undersigned has executed this Investors’ Rights Agreement as of the date first written above.

INVESTOR:	If an Individual:

	Signature:	/s/ Daniel Gologorsky
	Print Name:	Daniel Gologorsky

If an Entity or Trust:

Name of Entity or Trust

By:
Name:
Title:

COUNTERPART SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT—COMPANY

IN WITNESS WHEREOF, the undersigned has executed this Investors’ Rights Agreement as of the date first written above.

INVESTOR:	If an Individual:

	Signature:	/s/ Steven & Helane Goodman
	Print Name:	Steven & Helane Goodman

If an Entity or Trust:

Name of Entity or Trust

By:
Name:
Title:

COUNTERPART SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT—COMPANY

IN WITNESS WHEREOF, the undersigned has executed this Investors’ Rights Agreement as of the date first written above.

INVESTOR:	If an Individual:

	Signature:	/s/ Richard A Graham
	Print Name:	Richard A Graham

If an Entity or Trust:

Name of Entity or Trust

By:
Name:
Title:

COUNTERPART SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT—COMPANY

IN WITNESS WHEREOF, the undersigned has executed this Investors’ Rights Agreement as of the date first written above.

INVESTOR:	If an Individual:

	Signature:	/s/ Daniel Grellner
	Print Name:	Daniel Grellner

If an Entity or Trust:

Name of Entity or Trust

By:
Name:
Title:

COUNTERPART SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT—COMPANY

IN WITNESS WHEREOF, the undersigned has executed this Investors’ Rights Agreement as of the date first written above.

INVESTOR:	If an Individual:

	Signature:	/s/ Greg Guarasci
	Print Name:	Greg Guarasci

If an Entity or Trust:

Name of Entity or Trust

By:
Name:
Title:

COUNTERPART SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT—COMPANY

IN WITNESS WHEREOF, the undersigned has executed this Investors’ Rights Agreement as of the date first written above.

INVESTOR:	If an Individual:

Signature:

Print Name:

If an Entity or Trust:

Gundyco ITF Orca Capital GMBH

Name of Entity or Trust

	By:	/s/ Bettina Schroedl
	Name:	Bettina Schroedl
	Title:	Management Assistant

COUNTERPART SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT—COMPANY

IN WITNESS WHEREOF, the undersigned has executed this Investors’ Rights Agreement as of the date first written above.

INVESTOR:	If an Individual:

	Signature:	/s/ Nathan Halegua
	Print Name:	Nathan Halegua

If an Entity or Trust:

Name of Entity or Trust

By:
Name:
Title:

COUNTERPART SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT—COMPANY

IN WITNESS WHEREOF, the undersigned has executed this Investors’ Rights Agreement as of the date first written above.

INVESTOR:	If an Individual:

	Signature:	/s/ Justin Hance
	Print Name:	Justin Hance

If an Entity or Trust:

Name of Entity or Trust

By:
Name:
Title:

COUNTERPART SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT—COMPANY

IN WITNESS WHEREOF, the undersigned has executed this Investors’ Rights Agreement as of the date first written above.

INVESTOR:	If an Individual:

	Signature:	/s/ Philip DG Harden
	Print Name:	Philip DG Harden

If an Entity or Trust:

Name of Entity or Trust

By:
Name:
Title:

COUNTERPART SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT—COMPANY

IN WITNESS WHEREOF, the undersigned has executed this Investors’ Rights Agreement as of the date first written above.

INVESTOR:	If an Individual:

	Signature:	/s/ Don Hinkle
	Print Name:	Don Hinkle

If an Entity or Trust:

Name of Entity or Trust

By:
Name:
Title:

COUNTERPART SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT—COMPANY

IN WITNESS WHEREOF, the undersigned has executed this Investors’ Rights Agreement as of the date first written above.

INVESTOR:	If an Individual:

Signature:

Print Name:

If an Entity or Trust:

James R. & Amita Hollingshead as Trustees of the James R. and Amita Hollingshead Revocable Living Trust U/A/D 05/30/08

Name of Entity or Trust

	By:	/s/ James R Hollingshead
	Name:	James R Hollingshead
	Title:	Trustee

COUNTERPART SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT—COMPANY

IN WITNESS WHEREOF, the undersigned has executed this Investors’ Rights Agreement as of the date first written above.

INVESTOR:	If an Individual:

	Signature:	/s/ Joseph Jimenez Jr.
	Print Name:	Joseph Jimenez Jr.

If an Entity or Trust:

Name of Entity or Trust

By:
Name:
Title:

COUNTERPART SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT—COMPANY

IN WITNESS WHEREOF, the undersigned has executed this Investors’ Rights Agreement as of the date first written above.

INVESTOR:	If an Individual:

Signature:

Print Name:

If an Entity or Trust:

B. Kristine Johnson Trust U/A/D 08/13/08
B. Kristine Johnson, TTEE

Name of Entity or Trust

	By:	/s/ B. Kristine Johnson Trust
	Name:	B. Kristine Johnson Trust
	Title:	B. Kristine Johnson Trust U/A/D
08/13/08

COUNTERPART SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT—COMPANY

IN WITNESS WHEREOF, the undersigned has executed this Investors’ Rights Agreement as of the date first written above.

INVESTOR:	If an Individual:

Signature:

Print Name:

If an Entity or Trust:

William J. Kadi & Sandra M Kadi as Trustees of the Kadi Family Trust U/A/D 08/31/06

Name of Entity or Trust

	By:	/s/ William Kadi
	Name:	William Kadi
	Title:	Trustee

COUNTERPART SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT—COMPANY

IN WITNESS WHEREOF, the undersigned has executed this Investors’ Rights Agreement as of the date first written above.

INVESTOR:	If an Individual:

Signature:

Print Name:

If an Entity or Trust:

Kenmont Capital Private Equity Partners IV, L.P.

Name of Entity or Trust

	By:	/s/ Donald Kendall Jr.
	Name:	Donald Kendall Jr.
	Title:	Managing Director

COUNTERPART SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT—COMPANY

IN WITNESS WHEREOF, the undersigned has executed this Investors’ Rights Agreement as of the date first written above.

INVESTOR:	If an Individual:

Signature:

Print Name:

If an Entity or Trust:

Robert C. Kopple, Trustee of the E.L. II Properties Trust U/A/D 7/1/83, AMD. 8/1/07

Name of Entity or Trust

	By:	/s/ Robert Kopple
	Name:	Robert Kopple
	Title:	Trustee

COUNTERPART SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT—COMPANY

IN WITNESS WHEREOF, the undersigned has executed this Investors’ Rights Agreement as of the date first written above.

INVESTOR:	If an Individual:

	Signature:	/s/ William Krywicki & Nancie
Krywicki JT TEN

	Print Name:	William Krywicki & Nancie
Krywicki JT TEN

If an Entity or Trust:

Name of Entity or Trust

By:
Name:
Title:

COUNTERPART SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT—COMPANY

IN WITNESS WHEREOF, the undersigned has executed this Investors’ Rights Agreement as of the date first written above.

INVESTOR:	If an Individual:

	Signature:	/s/ Todd Candy
	Print Name:	Todd Candy

If an Entity or Trust:

Name of Entity or Trust

By:
Name:
Title:

COUNTERPART SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT—COMPANY

IN WITNESS WHEREOF, the undersigned has executed this Investors’ Rights Agreement as of the date first written above.

INVESTOR:	If an Individual:

	Signature:	/s/ Keith Lieberthal
	Print Name:	Keith Lieberthal

If an Entity or Trust:

Name of Entity or Trust

By:
Name:
Title:

COUNTERPART SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT—COMPANY

IN WITNESS WHEREOF, the undersigned has executed this Investors’ Rights Agreement as of the date first written above.

INVESTOR:	If an Individual:

Signature:

Print Name:

If an Entity or Trust:

Lincoln Park Capital Fund, LLC

Name of Entity or Trust

	By:	/s/ Josh Scheinfeld
	Name:	Josh Scheinfeld
	Title:	President

COUNTERPART SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT—COMPANY

IN WITNESS WHEREOF, the undersigned has executed this Investors’ Rights Agreement as of the date first written above.

INVESTOR:	If an Individual:

	Signature:	/s/ Adam Lipson
	Print Name:	Adam Lipson

If an Entity or Trust:

Name of Entity or Trust

By:
Name:
Title:

COUNTERPART SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT—COMPANY

IN WITNESS WHEREOF, the undersigned has executed this Investors’ Rights Agreement as of the date first written above.

INVESTOR:	If an Individual:

Signature:

Print Name:

If an Entity or Trust:

Lucius Verus, LLC

Name of Entity or Trust

	By:	/s/ Lucius Verus, LLC
	Name:	Lucius Verus, LLC
	Title:	Member

COUNTERPART SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT—COMPANY

IN WITNESS WHEREOF, the undersigned has executed this Investors’ Rights Agreement as of the date first written above.

INVESTOR:	If an Individual:

Signature:

Print Name:

If an Entity or Trust:

Michael L. Meyer, Trustee of the Michel L.
Meyer Living Trust U/A/D 7/14/89, AMD 9/29/15

Name of Entity or Trust

	By:	/s/ Michael L. Meyer
	Name:	Michael L. Meyer
	Title:	Trustee

COUNTERPART SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT—COMPANY

IN WITNESS WHEREOF, the undersigned has executed this Investors’ Rights Agreement as of the date first written above.

INVESTOR:	If an Individual:

	Signature:	/s/ Glenn Muir
	Print Name:	Glenn Muir

If an Entity or Trust:

Name of Entity or Trust

By:
Name:
Title:

COUNTERPART SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT—COMPANY

IN WITNESS WHEREOF, the undersigned has executed this Investors’ Rights Agreement as of the date first written above.

INVESTOR:	If an Individual:

	Signature:	/s/ Walter Mullen
	Print Name:	Walter Mullen

If an Entity or Trust:

Name of Entity or Trust

By:
Name:
Title:

COUNTERPART SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT—COMPANY

IN WITNESS WHEREOF, the undersigned has executed this Investors’ Rights Agreement as of the date first written above.

INVESTOR:	If an Individual:

Signature:

Print Name:

If an Entity or Trust:

David S. Nagelberg 2003 REV TR UAD
07/02/03 David S. Nagelberg TTEE

Name of Entity or Trust

	By:	/s/ David Nagelberg
	Name:	David Nagelberg
	Title:	Trustee

COUNTERPART SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT—COMPANY

IN WITNESS WHEREOF, the undersigned has executed this Investors’ Rights Agreement as of the date first written above.

INVESTOR:	If an Individual:

Signature:

Print Name:

If an Entity or Trust:

Oxford Chase Advisors LLC

Name of Entity or Trust

	By:	/s/ Manoj Madhavan
	Name:	Manoj Madhavan
	Title:	Partner

COUNTERPART SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT—COMPANY

IN WITNESS WHEREOF, the undersigned has executed this Investors’ Rights Agreement as of the date first written above.

INVESTOR:	If an Individual:

	Signature:	/s/ Nico Pianta
	Print Name:	Nico Pianta

If an Entity or Trust:

Name of Entity or Trust

By:
Name:
Title:

COUNTERPART SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT—COMPANY

IN WITNESS WHEREOF, the undersigned has executed this Investors’ Rights Agreement as of the date first written above.

INVESTOR:	If an Individual:

	Signature:	/s/ Joshua Prensky
	Print Name:	Joshua Prensky

If an Entity or Trust:

Name of Entity or Trust

By:
Name:
Title:

COUNTERPART SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT—COMPANY

IN WITNESS WHEREOF, the undersigned has executed this Investors’ Rights Agreement as of the date first written above.

INVESTOR:	If an Individual:

	Signature:	/s/ Claude Prieur and Karen Prieur
	Print Name:	Claude Prieur and Karen Prieur

If an Entity or Trust:

Name of Entity or Trust

By:
Name:
Title:

COUNTERPART SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT—COMPANY

IN WITNESS WHEREOF, the undersigned has executed this Investors’ Rights Agreement as of the date first written above.

INVESTOR:	If an Individual:

	Signature:	/s/ Viswanathan Ramakrishnan
	Print Name:	Viswanathan Ramakrishnan

If an Entity or Trust:

Name of Entity or Trust

By:
Name:
Title:

COUNTERPART SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT—COMPANY

IN WITNESS WHEREOF, the undersigned has executed this Investors’ Rights Agreement as of the date first written above.

INVESTOR:	If an Individual:

	Signature:	/s/ Catherine Reinhard
	Print Name:	Catherine Reinhard

If an Entity or Trust:

Name of Entity or Trust

By:
Name:
Title:

COUNTERPART SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT—COMPANY

IN WITNESS WHEREOF, the undersigned has executed this Investors’ Rights Agreement as of the date first written above.

INVESTOR:	If an Individual:

Signature:

Print Name:

If an Entity or Trust:

Richman Trust DTD 06/02/1983 UAD 06/02/83 Douglas Richman & Eva Richman TTEES

Name of Entity or Trust

	By:	/s/ Douglas Richman
	Name:	Douglas Richman
	Title:	Co-trustees

COUNTERPART SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT—COMPANY

IN WITNESS WHEREOF, the undersigned has executed this Investors’ Rights Agreement as of the date first written above.

INVESTOR:	If an Individual:

Signature:

Print Name:

If an Entity or Trust:

M. Rivkind & M. Devilliers Rivkind, Trustees of the Rivkind-Devilliers Trust U/A/D 3/27/98

Name of Entity or Trust

	By:	/s/ Michael Rivkind
	Name:	Michael Rivkind
	Title:	Trustee

COUNTERPART SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT—COMPANY

IN WITNESS WHEREOF, the undersigned has executed this Investors’ Rights Agreement as of the date first written above.

INVESTOR:	If an Individual:

Signature:

Print Name:

If an Entity or Trust:

Rivopharm SA

Name of Entity or Trust

	By:	/s/ Piero Poli
	Name:	Piero Poli
	Title:	President and CEO

COUNTERPART SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT—COMPANY

IN WITNESS WHEREOF, the undersigned has executed this Investors’ Rights Agreement as of the date first written above.

INVESTOR:	If an Individual:

Signature:

Print Name:

If an Entity or Trust:

Robert S. Colman Trust UAD 03/13/85 Robert S. Colman TTEE AMD 07/15/13

Name of Entity or Trust

	By:	/s/ Robert Colman
	Name:	Robert Colman
	Title:	trustee

COUNTERPART SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT—COMPANY

IN WITNESS WHEREOF, the undersigned has executed this Investors’ Rights Agreement as of the date first written above.

INVESTOR:	If an Individual:

	Signature:	/s/ Dyke Rogers
	Print Name:	Dyke Rogers

If an Entity or Trust:

Name of Entity or Trust

	By:	/s/ Dyke Rogers
Name:
Title:

COUNTERPART SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT—COMPANY

IN WITNESS WHEREOF, the undersigned has executed this Investors’ Rights Agreement as of the date first written above.

INVESTOR:	If an Individual:

	Signature:	/s/ Richard Schnabel
	Print Name:	Richard Schnabel

If an Entity or Trust:

Name of Entity or Trust

By:
Name:
Title:

COUNTERPART SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT—COMPANY

IN WITNESS WHEREOF, the undersigned has executed this Investors’ Rights Agreement as of the date first written above.

INVESTOR:	If an Individual:

	Signature:	/s/ David Schneider
	Print Name:	David Schneider

If an Entity or Trust:

Name of Entity or Trust

By:
Name:
Title:

COUNTERPART SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT—COMPANY

IN WITNESS WHEREOF, the undersigned has executed this Investors’ Rights Agreement as of the date first written above.

INVESTOR:	If an Individual:

	Signature:	/s/ Jonathan Sessler
	Print Name:	Jonathan Sessler

If an Entity or Trust:

Name of Entity or Trust

By:
Name:
Title:

COUNTERPART SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT—COMPANY

IN WITNESS WHEREOF, the undersigned has executed this Investors’ Rights Agreement as of the date first written above.

INVESTOR:	If an Individual:

	Signature:	/s/ Donald Sesterhenn
	Print Name:	Donald Sesterhenn

If an Entity or Trust:

Name of Entity or Trust

By:
Name:
Title:

COUNTERPART SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT—COMPANY

IN WITNESS WHEREOF, the undersigned has executed this Investors’ Rights Agreement as of the date first written above.

INVESTOR:	If an Individual:

Signature:

Print Name:

If an Entity or Trust:

Shepherd 98 LLC

Name of Entity or Trust

	By:	/s/ Ron Eller
	Name:	Ron Eller
	Title:	Manager

COUNTERPART SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT—COMPANY

IN WITNESS WHEREOF, the undersigned has executed this Investors’ Rights Agreement as of the date first written above.

INVESTOR:	If an Individual:

Signature:

Print Name:

If an Entity or Trust:

Steel Road Capital Limited

Name of Entity or Trust

	By:	/s/ Michael Kean
	Name:	Michael Kean
	Title:	Director

COUNTERPART SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT—COMPANY

IN WITNESS WHEREOF, the undersigned has executed this Investors’ Rights Agreement as of the date first written above.

INVESTOR:	If an Individual:

	Signature:	/s/ Kyle Stults
	Print Name:	Kyle stults

If an Entity or Trust:

Name of Entity or Trust

By:
Name:
Title:

COUNTERPART SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT—COMPANY

IN WITNESS WHEREOF, the undersigned has executed this Investors’ Rights Agreement as of the date first written above.

INVESTOR:	If an Individual:

	Signature:	/s/ Edmund Sullivan
	Print Name:	Edmund Sullivan

If an Entity or Trust:

Name of Entity or Trust

By:
Name:
Title:

COUNTERPART SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT—COMPANY

IN WITNESS WHEREOF, the undersigned has executed this Investors’ Rights Agreement as of the date first written above.

INVESTOR:	If an Individual:

	Signature:	/s/ Irene Sullivan
	Print Name:	Irene Sullivan

If an Entity or Trust:

Name of Entity or Trust

By:
Name:
Title:

COUNTERPART SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT—COMPANY

IN WITNESS WHEREOF, the undersigned has executed this Investors’ Rights Agreement as of the date first written above.

INVESTOR:	If an Individual:

Signature:

Print Name:

If an Entity or Trust:

The Robert L. Bahr Revocable Trust UAD 03/14/85 Robert Bahr TTEE

Name of Entity or Trust

	By:	/s/ Robert Bahr
	Name:	Robert Bahr
	Title:	Trustee

COUNTERPART SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT—COMPANY

IN WITNESS WHEREOF, the undersigned has executed this Investors’ Rights Agreement as of the date first written above.

INVESTOR:	If an Individual:

Signature:

Print Name:

If an Entity or Trust:

The Robert L. Bahr Revocable Trust

Name of Entity or Trust

	By:	/s/ Robert L. Bahr
	Name:	Robert L. Bahr
	Title:	Trustee

COUNTERPART SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT—COMPANY

IN WITNESS WHEREOF, the undersigned has executed this Investors’ Rights Agreement as of the date first written above.

INVESTOR:	If an Individual:

Signature:

Print Name:

If an Entity or Trust:

Zachary Segal Trust

Name of Entity or Trust

	By:	/s/ Zachary Segal
	Name:	Zachary Segal
	Title:	MD

COUNTERPART SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT—COMPANY

IN WITNESS WHEREOF, the undersigned has executed this Investors’ Rights Agreement as of the date first written above.

INVESTOR:	If an Individual:

Signature:

Print Name:

If an Entity or Trust:

Three Fifteen Investments LLC

Name of Entity or Trust

	By:	/s/ Marek Biestek
	Name:	Marek Biestek
	Title:	Director

COUNTERPART SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT—COMPANY

IN WITNESS WHEREOF, the undersigned has executed this Investors’ Rights Agreement as of the date first written above.

INVESTOR:	If an Individual:

Signature:

Print Name:

If an Entity or Trust:

V2M Life Sciences LP

Name of Entity or Trust

	By:	/s/ Misha Petkevich
	Name:	Misha Petkevich
	Title:	CIO

COUNTERPART SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT—COMPANY

IN WITNESS WHEREOF, the undersigned has executed this Investors’ Rights Agreement as of the date first written above.

INVESTOR:	If an Individual:

	Signature:	/s/ Premnath Viswanath
	Print Name:	Premnath Viswanath

If an Entity or Trust:

Name of Entity or Trust

By:
Name:
Title:

COUNTERPART SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT—COMPANY

IN WITNESS WHEREOF, the undersigned has executed this Investors’ Rights Agreement as of the date first written above.

INVESTOR:	If an Individual:

	Signature:	/s/ Jeffrey Vogel
	Print Name:	Jeffrey Vogel

If an Entity or Trust:

Name of Entity or Trust

By:
Name:
Title:

COUNTERPART SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT—COMPANY

IN WITNESS WHEREOF, the undersigned has executed this Investors’ Rights Agreement as of the date first written above.

INVESTOR:	If an Individual:

	Signature:	/s/ Neil Wasserman
	Print Name:	Neil Wasserman

If an Entity or Trust:

Name of Entity or Trust

By:
Name:
Title:

COUNTERPART SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT—COMPANY

IN WITNESS WHEREOF, the undersigned has executed this Investors’ Rights Agreement as of the date first written above.

INVESTOR:	If an Individual:

Signature:

Print Name:

If an Entity or Trust:

Watercrest Partners LP

Name of Entity or Trust

	By:	/s/ Warren Harmel
	Name:	Warren Harmel
	Title:	Manager

COUNTERPART SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT—COMPANY

IN WITNESS WHEREOF, the undersigned has executed this Investors’ Rights Agreement as of the date first written above.

INVESTOR:	If an Individual:

Signature:

Print Name:

If an Entity or Trust:

R.M. Weiland & A.L. Weiland, Trustees of the Robert M. & Anne L. Weiland Trust U/A/D 10/22/97

Name of Entity or Trust

	By:	/s/ Robert Weiland
	Name:	Robert Weiland
	Title:	Trustee

COUNTERPART SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT—COMPANY

IN WITNESS WHEREOF, the undersigned has executed this Investors’ Rights Agreement as of the date first written above.

INVESTOR:	If an Individual:

Signature:

Print Name:

If an Entity or Trust:

Steven & Kaye Yost Family Trust U/A/D 2/7/92 AMD 6/4/97 Steven A. Yost and Kaye L. Yost TTEES

Name of Entity or Trust

	By:	/s/ Steven A. Yost and Kay L. Yost
	Name:	Steven A. Yost and Kay L. Yost
	Title:	Trustee

COUNTERPART SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT—COMPANY

IN WITNESS WHEREOF, the undersigned has executed this Investors’ Rights Agreement as of the date first written above.

INVESTOR:	If an Individual:

	Signature:	/s/ Gwendoline Elnaggar Hesham Elnaggar
	Print Name:	Gwendoline Elnaggar Hesham Elnaggar

If an Entity or Trust:

Name of Entity or Trust

By:
Name:
Title:

COUNTERPART SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT—COMPANY

IN WITNESS WHEREOF, the undersigned has executed this Investors’ Rights Agreement as of the date first written above.

INVESTOR:	If an Individual:

	Signature:	/s/ Gretchen Barlow Alexander
/s/ George Murnane

	Print Name:	Gretchen Barlow Alexander
George Murnane

If an Entity or Trust:

Name of Entity or Trust

By:
Name:
Title:

COUNTERPART SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT—COMPANY

IN WITNESS WHEREOF, the undersigned has executed this Investors’ Rights Agreement as of the date first written above.

INVESTOR:	If an Individual:

	Signature:	/s/ Michael Cohn
/s/ Paula Cohn

	Print Name:	Michael Cohn Paula Cohn

If an Entity or Trust:

Name of Entity or Trust

By:
Name:
Title:

COUNTERPART SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT—COMPANY

IN WITNESS WHEREOF, the undersigned has executed this Investors’ Rights Agreement as of the date first written above.

INVESTOR:	If an Individual:

	Signature:	/s/ Albert Gentile
/s/ Hiedi Gentile

	Print Name:	Albert Gentile Hiedi Gentile

If an Entity or Trust:

Name of Entity or Trust

By:
Name:
Title:

COUNTERPART SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT—COMPANY

IN WITNESS WHEREOF, the undersigned has executed this Investors’ Rights Agreement as of the date first written above.

INVESTOR:	If an Individual:

Steven Goodman & Helane B. Goodman, JTTEN

	Signature:	/s/ Steven Goodman Helane
Goodman

	Print Name:	Steven Goodman Helane
Goodman

If an Entity or Trust:

Name of Entity or Trust

By:
Name:
Title:

COUNTERPART SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT—COMPANY

IN WITNESS WHEREOF, the undersigned has executed this Investors’ Rights Agreement as of the date first written above.

INVESTOR:	If an Individual:

Richard A. Graham Hiba T. Graham JT

	Signature:	/s/ Richard A. Graham
/s/ Hiba T. Graham

	Print Name:	Richard A. Graham
Hiba T. Graham

If an Entity or Trust:

Name of Entity or Trust

By:
Name:
Title:

COUNTERPART SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT—COMPANY

IN WITNESS WHEREOF, the undersigned has executed this Investors’ Rights Agreement as of the date first written above.

INVESTOR:	If an Individual:

Keith Lindsay Lieberthal & Julianna Marguilies, JTTEN

	Signature:	/s/ Keith Lieberthal
/s/ Julianna Margulies

	Print Name:	Keith Lieberthal
Julianna Margulies

If an Entity or Trust:

Name of Entity or Trust

By:
Name:
Title:

COUNTERPART SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT—COMPANY

IN WITNESS WHEREOF, the undersigned has executed this Investors’ Rights Agreement as of the date first written above.

INVESTOR:	If an Individual:

Claude James Prieur and Karen Ann Prieur, JTTEN

	Signature:	/s/ Claude Prieur
/s/ Karen Prieur

	Print Name:	Claude Prieur Karen Prieur

If an Entity or Trust:

Name of Entity or Trust

By:
Name:
Title:

COUNTERPART SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT—COMPANY

IN WITNESS WHEREOF, the undersigned has executed this Investors’ Rights Agreement as of the date first written above.

INVESTOR:	If an Individual:

Shalom & Miriam Veffer

	Signature:	/s/ Shalom Veffer
/s/ Miriam Veffer

	Print Name:	Shalom Veffer Miriam Veffer

If an Entity or Trust:

Name of Entity or Trust

By:
Name:
Title:

COUNTERPART SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT—COMPANY

SCHEDULE A

INVESTORS1

Investors (Holders of Series C Preferred Stock - Lead Purchasers)

Investor Name	Attention
Deep Track Biotechnology Master Fund, Ltd.	Nir Messafi

Vida Ventures III, L.P. c/o Vida Ventures Management Co. LLC	Rajul Jain

Vida Ventures III-A, L.P. c/o Vida Ventures Management Co. LLC	Rajul Jain

Pontifax (Israel) VI Limited Partnership	Ran Nassbaum, Asaf Shinar

Pontifax (Cayman) VI Limited Partnership	Ran Nassbaum, Asaf Shinar

TCG CROSSOVER FUND II, L.P. c/o TCG Crossover Management, LLC	Craig Skaling

Investors (Holders of Series C Preferred Stock - Prior Noteholders

Investor Name	Attention
350 Investments PTY LTD	David Tiffney

3B Capital Partners, Inc	Brent Bickett

Aaron Ciner

Al Brothers Family Trust UAD 12/12/14 Alfred Brothers TTEE	Alfred Brothers

Albert Gentile Hiedi Lyn Gentile JT TEN

Alexander Koyfman

Alok Agrawal Aruna Agrawal JT TEN

Amended & Restated Trust Agreement Anne Romanoff Ilyinsky UAD 05/20/92 Anne Romanoff Ilyinsky TTEE

Anand Krishnan

Anand Shay Jailall

Andrew Fisher

Andrew Gi, LLC

Anthony Daulerio

Arnold T. Hagler Separate Property Trust UAD 09/17/97 Arnold T. Hagler TTEE

B. Kristine Johnson Trust U/A/D 08/13/08 B. Kristine Johnson, TTEE

Ballycurnane Holdings Limited	Alan Duggan

BES Investments LLC	James Bergin

Biotech Mountains BV	Alexander Vos

Brett Alan Venteicher & Rachel Ann Venteicher

Brian S. Tyler Kristen M. Tyler JT TEN

Bruce A. Burskey

Bryce Boland

[1]	Each Investor’s address, phone number and email are on file with the Company’s records.

Campbell Family Trust UAD 03/04/99 Eric Prescott Campbell & Lisa W. Campbell TTEES	Eric Campbell

Charles Bancroft

Charles Keefe

Charles L. Dickson & Nancy A. Gillett 1995 Revocable Trust UAD 08/15/92 Charles L. Dickson & Nancy A. Gillett TTEES

Chester A. Gougis & Shelly Ochab JT TEN

Chitayat-Mahboubian Family Trust UAD 08/10/09 Jack Chitayat & Nikochehr Mahboubian TTEES

Chris Z. Barra Lory L. Barra COMM PROP

Christian Ray Storm

Christopher Mecray

Claude James Prieur and Karen Ann Prieur, JTTEN

Clay Struve

Corey Grossman

Coventry Asset Management, LTD	Gen Fukunaga

Craig Geers

Dana D. Keith

Daniel Martin Birnbaum

Daniel P. Petro

Darrell Brookstein and Helen Brookstein, and their successors, Co-Trustees of the Brookstein Family Trust amended and restated by Declaration of Trust Dated May 31, 2007

Dave Yawman Margaret Yawman JT TEN

David G. Kennedy Trust UAD 08/06/93 D G Kennedy & J A Kennedy TTEES AMD 04/22/02

David Schneider

Donald Sesterhenn

Dr. Steven and Jan Richards Revocable Trust UAD 06/30/11 Steven D. Richards & Alison Watson TTEES

Edward John Generelli

Enderson Guimaraes

Eric J. Evans

Esther Dyson

F. Thomas Godart

Gal Cohen Living Trust UAD 02/11/20 Gal Cohen TTEE

Gary Elliston

George I. Stoeckert

George M. Mann 2005 Trust DTD 3/2/2005 UAD 03/02/05 George M. Mann TTEE AMD 09/01/16

Gideon Bollag

Gillard Family Intervivos Trust UAD 06/16/93 Stuart Gillard & Marilyn Gillard TTEES AMD 11/06/17

Golden Investment CO LP	John Golden

Graham Burton

Greenway Capital, LP

Gregory H. Blaine

Hani Zeini

Harvey Lang

Hoyt David Morgan

Irrevocable Aloha Trust	Marianne Hellauer

ISYMAX Corp.	Murray Miller

J&J Investment Corporation	Joyson Karakunnel

J. Martin & D. Martin TTEE Martin 2012 Family Trust	James & Denise Martin

Jack Cavin Holland 1979 Revocable Trust UAD 02/14/79 Jack Cavin Holland TTEE AMD 12/19/13

Jacobson Sorensen Investments LP	Michael Jacobson

James B. and Karen A. Glavin Family Trust UAD 10/30/98 James B. Glavin & Karen A. Glavin TTEES

James F. Winschel Jr. Rosmery Torrico JT JTEN

James J. Bender

James J. Hisatomi

James R. & Amita Hollingshead as Trustees of the James R. and Amita Hollingshead Revocable Living Trust U/A/D 05/30/08

Jate Samathivathanachai

Jeffrey K. Vogel

Joan Plastiras Revocable Trust UAD 10/01/08 Joan Plastiras TTEE

Joel L. Hochman Revocable Trust UAD 12/08/94 Joel Hochman TTEE

Joel Yanowitz & Amy B. Metzenbaum 2003 REV Trust UAD 07/22/03 J Yanowitz & A B Metzenbaum TTEES AMD 07/01/20

John A. Ballantyne Revocable Living Trust UAD 08/01/17 John Ballantyne TTEE

John Chapman

John Golden

John V. Wagner

Joseph Ingino

Joshua Berkowitz 2009 GRAT UAD 01/01/09 Joshua Berkowitz TTE

Joshua Gregg Berkowitz

Justin Hance

Kamar Capital LLC	Ade Akande

Kim A. Lopdrup & Lillian Cathryne Lopdrup

Kimberly Promise Morgan

Kurtis Krentz

Lance Swiss SARL (newly transferred from Marcin Pirog)

Lars E. Birgerson

Lorie Mary Karnath

LPKT 2007 LLC	Sebastian Berdichevsky

Lypul Limited	Linda Longworth

MAI 2 LLC	Brian Finn

MAI Family Holdings, LLC	Alex Moreno

Marc Cohen

Marcin Pirog

Mar-Crs Living Trust UAD 06/23/17 Michael Anthony Recny PH.D & Catherine Ruth Sullivan TTEES	Michael A. Recny

Mark Patterson

Martin 2012 Family Trust UAD 12/17/12 James Martin & Denise Martin TTEES

Matthew 5 LLC	Mark McCamish

McEwan-Lane Family Trust UAD 04/03/19 Paul McEwan & Adrienne Lane TTEES

Micah Spruill

Michael & Paula Cohn

Michael Angelo Pulice

Michael Cantacuzene, TTEE of the Michael Cantacuzene Revocable TR UAD 11/26/19

Michael Chlopak Donna Chlopak JT TEN

Michael D. Miller

Michael E. Sherman

Michael J. Burskey Susan H. Burskey JT TEN

Michael L. Meyer, Trustee of the Michael L. Meyer Living Trust U/A/D 7/14/89, AMD 9/29/15

Michael P. Bailey

Michael Sieger Paula Sieger JT TEN

Midwest Capital Group LLC	Tzvi Ciner

Monte D. Anglin and Janet S. Anglin JTWROS

Nanue LTD	Eunan Maguire & Peter Maguire

Nedenia C Rumbough

Noor A. Sheriff

Northlea Partners LLP	John Abeles

Oliver Chatten

Oliver Chrzan

Ordinance Capital LP	Steven B. Green

OSI Holdings, LLC	Kevin McCarthy

Patrick T. Lee

Paul D. Ehrman

Paul Francis

Paul Ingrassia and Lynn Ingrassia JT TEN

Paul Wagner

Paul Yang Jung Hwa Kim JT TEN

PEAS Trust, dtd 12/27/2012	Steven Berger

Peter A. Morgan Revocable Trust

Peter A. Pogany

Peter D. Brundage

Peter John Vincent

Pin Capital LLC	Quan Zhang

Pulice Grandchild IRR Trust FBO William A. Pulice II UAD 02/14/97 William R. Pulice TTEE	Ron Pulice

Pulice Trust UAD 03/12/09 W R Pulice & S Warnock Pulice TTEES AMD 03/20/19	Ron Pulice

Ragheed Mitri

Rand L. Rosenberg Separate Property Trust UAD 05/23/02 Rand L. Rosenberg TTEE

Raymond Debbane

Raymond L.M. Wong

Reich Family Trust UAD 08/09/96 M.L. Reich and C.M. Reich TTEES	Martin Reich

Renee Herzing, as Trustee of the Henry Herzing Irrevocable Grantor Trust U/A/D 01/01/07

Richard A. Graham Hiba T. Graham JT

Richard Pilnik

RKL Ohio Corp.

Robert Essner

Robert M. Newsome

Robert Roche Associates, LLC

Robert S. Colman Trust UAD 03/13/85 Robert S. Colman TTEE AMD 07/15/13

Robert Semmens & Susan Semmens JT TEN

Roch F. Doliveux

Ronald Artinian

Ronald Gottesman

Ronald Peterson Judy Peterson JT TEN

Samer Garas

Samir Mammadov

Santuccio Ricciardi

Scott M. Handelman

SEAS Trust, dtd 12/27/2012	Steven Berger

Shamus, LLC	David E. Smith

Shashank Upadhye Shilpa Upadhye JT TEN

Shepherd 98 LLC	Ron Eller

Sherman Children Trust UAD 12/19/08 Brian Krisberg TTEE	Lori Sherman

Sherman Children’s Florida Trust	Lori Sherman

Shield Street Capital LLC	Joshua Gregg Berkowitz

Shiloh Produce, Inc	Stormy Adams

Shimer Living Trust 10/18/2005 Julie Ann Shimer & Jary W. Shimer TTEES	Julie Ann & Jary

Sierra Blanca LLC	Joseph Berding

SJM Revocable Trust UAD 10/20/19 Stephen Meringoff TTEE	Stephen Meringoff

Stanley M. Marks

Stanley Waintraub Charnie Waintraub JT TEN

Staunch Limited	James Healey

Stephen B. Connor

Stephen Bender

Stephen Cutler

Stephen Kaufer

Stephen M. Payne

Stephen Mut

Steven & Kaye Yost Family Trust U/A/D 2/7/92 AMD 6/4/97 Steven A. Yost and Kaye L. Yost TTEES

Steven R. Sanislo

Steven Stuart 2012 Family Trust UAD 12/21/12 Catherine C. Froman & Lizabeth Bronder TTEES

Stewart A. Kohl 2nd Restatement of Declaration TR UAD 08/19/99 Stewart A. Kohl TTEE

Strypemonde Foundation UAD 07/20/99 Paul Francis & Titia Hulst TTEES	Paul Francis

Teran Guerin Davis 2019 Irrevocable Trust UAD 12/26/19 Teran Guerin Davis TTEE

Terrence Troy

TGI Holdings, LLC	Michael Targoff

The Bahr Family Limited Partnership	Robert Bahr

The Hansen Family Trust UAD 10/17/14 Brian B. Hansen & Kara B. Hansen TTEES

The Jacobson Sorensen Revocable Trust UAD 03/26/04 Michael Jacobson & Trine Sorensen TTEES	Michael Jacobson

The Kenneth M. Sutin MD Revocable Trust

The MGFMZF 2020 Irrevocable Trust UAD 12/18/20 Mohsen Zaki Fahmi TTEE

The Michael D. and Miriam Miller Family Trust UAD TRUST UAD 12/17/99 M D Miller & M G Miller TTEES AMD 11/01/18

The Peter S. Fine & Rebecca Ailes-Fine Family Trust UAD 10/24/01 P S Fine & R Ailes-Fine TTEES

The Robert L. Bahr Revocable Trust UAD 03/14/85 Robert Bahr TTEE

The Shand Family Trust UAD 05/07/99 Robert Shand & Susan Shand TTEES AMD 09/25/14

The Stanford Baratz Revocable Trust UAD 09/07/94 Stanford Baratz and Amy Baratz TTEES

Thomas G. Mendell Dynasty Trust UAD 12/09/10 Andrea H. Mendell & Alice Mendell Starr TTEES

Thomas M. Wascher

Thomas Ross

Timothy J. Pire

Timothy Louis Casady

Timothy P. Hanley & Monica Hanley JT TEN

Truetzel Revocable Trust UAD 04/30/08 David W Truetzel & Stephanie Truetzel TTEES

Trust U/W Bernice S. Postley FBO Thomas Mendell UAD 03/20/75 Andrea H Mendell TTEE

Trust U/W Renee Weiss	Peter Weiss

Trust U/W/O Lenore O. FBO James Stern UAD 12/27/82 James Stern TTEE

Tzvi Ciner

V2M Life Sciences LP

Varney J. Hintlian

Vern Norviel and Anne Norviel JT TEN

Vijay Singh Richa Mishra JT TEN

Walter Mullen

Wasabi Investors	Geoffrey Raker

Watercrest Partners LP	Warren Harmel

Wickfield Investment Company, LLC	Jeffrey Starman

William F. Grieco

William Huff

Wilson Wilson & Wilson	Minda Wilson

Zachary S. Handelman

Zaykowski Partners, L.P.	Paul Zaykowski

Investors (Holders of Series A Preferred Stock and/or Series B Preferred Stock

Investor Name	Attention
Adam Lipson

Alalia PTY LTD Trustees of the Alalia PTY LTD ATF McNamee Family Trust U/A/D 8/17/05, AMD 8/23/16	William & Brian McNamee

Albert Gentile Hiedi Lyn Gentile JT TEN

Alexis Campagna

Anthony Daulerio

B. Kristine Johnson Trust U/A/D 08/13/08 B. Kristine Johnson, TTEE

Bahr Family Limited Parternship

Ballycurnane Holdings Limited	Alan Duggan

Catherine Reinhard

Charles Brinkley

Claude James Prieur and Karen Ann Prieur, JTTEN

Coleman Family Protection Trust

Daniel Gologorsky

Daniel James Grellner

David Frydrych

David S. Nagelberg 2003 REV TR UAD 07/02/03 David S. Nagelberg TTEE

David Schneider

Declan John Cassidy

Donald Hinkle

Donald Sesterhenn

Dyke Rogers

Edmund Sullivan

Elena Bruck

Eric Prescott Campbell

Friedhelm Blobel & Karin Blobel, Trustees of the Blobel Family 2003 Trust U/A/D 11/13/03

Gideon Bollag

Gillard Family Intervivos Trust UAD 06/16/93 Stuart Gillard & Marilyn Gillard TTEES AMD 11/06/17	Stuart & Marilyn Gillard

Glenn Muir

Gregory Ross Guarasci

Gretchen Barlow Alexander Alexander George Murnane JT TEN

Gundyco ITF Orca Capital GMBH	Battina Schroedl & Thomas Koenig

Gwendoline Elnaggar & Hesham M. Elnaggar

Irene Sullivan

James A. Ntambi

James R. & Amita Hollingshead as Trustees of the James R. and Amita Hollingshead Revocable Living Trust U/A/D 05/30/08

Jeffrey K. Vogel

Jonathan L. Sessler

Joseph Jimenez Jr.

Joseph R. Bishop III

Joshua Prensky

Justin Hance

Keith Lindsay Lieberthal & Julianna Marguilies, JTTEN

Kenmont Capital Private Equity Partners IV, L.P.	Donald Kendall Jr.

Kyle Stults

Lawrence Fridkis

Lincoln Park Capital Fund, LLC	Jonathan Cope & Josh Scheinfeld

Lucius Verus, LLC	Derek Hennecke

M. Rivkind & M. Devilliers Rivkind, Trustees of the Rivkind-Devilliers Trust U/A/D 3/27/98	Michael Rivkind

Marek Biestek

Michael & Paula Cohn

Michael L. Meyer, Trustee of the Michael L. Meyer Living Trust U/A/D 7/14/89, AMD 9/29/15

Morris Garfinkle & Stephanie Garfinkle, Trustess of the Garfinkle Revocable Trust U/A/D 5/15/08

Nathan Halegua

Neil Wasserman

Nico Pianta

Orlando Campopiano

Oxford Chase Advisors LLC	Manoj Madhavan

Philip Cibulsky

Philip DG Harden

Premnath Viswanath

R.M. Weiland & A.L. Weiland, Trustees of the Robert M. & Anne L. Weiland Trust U/A/D 10/22/97

Richard A. Graham Hiba T. Graham JT

Richard Schnabel

Richman Trust DTD 06/02/1983 UAD 06/02/83 Doulgas Richman & Eva Richman TTEES	Douglas Richman

Rivopharm SA	Piero Poli

Robert Bahr

Robert C. Kopple, Trustee of the E.L. II Properties Trust U/A/D 7/1/83, AMD. 8/1/07

Robert Garff

Robert S. Colman Trust UAD 03/13/85 Robert S. Colman TTEE AMD 07/15/13	Bob Coleman

Shepherd 98 LLC	Ron Eller

Simon Berring

Steel Road Capital Limited	Michael Kean

Steven & Kaye Yost Family Trust U/A/D 2/7/92 AMD 6/4/97 Steven A. Yost and Kaye L. Yost TTEES

Steven Goodman & Helane B. Goodman, JTTEN

The Robert L. Bahr Revocable Trust UAD 03/14/85 Robert Bahr TTEE

Three Fifteen Investments LLC	Marek Biestek

V2M Life Sciences LP	Misha Petkevich

Vamsi Batthula

Viswanathan Ramakrishnan

Walter Mullen

Watercrest Partners LP	Warren Harmel

William J. Kadi & Sandra M Kadi as Trustees of the Kadi Family Trust U/A/D 08/31/06

William Krywicki and Nancie Krywicki, JTTEN

Wolf Prensky

Zachary Segal Trust